                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                               EarthLink, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                              EARTHLINK, INC.
                     1430 West Peachtree St., Suite 400
                           Atlanta, Georgia 30309
                              (404) 815-0770

                              April 28, 2000

Dear Stockholders:

        You are cordially invited to attend the 2000 Annual Meeting of Stockholders of EarthLink, Inc., which will be held at 10:00 a.m. (local time) on Thursday, June 1, 2000, at the Georgia Center for Advanced Telecommunications Technology (GCATT), located at 250 14th Street NW, Atlanta, Georgia (the "Annual Meeting").

        The principal business of the Annual Meeting will be (1) approval and adoption of our Stock Incentive Plan for our employees, and (2) approval and adoption of our Stock Option Plan for our non-employee directors. During the Annual Meeting, we will also review the results of the past fiscal year and report on significant aspects of our operations during the first quarter of 2000.

        We are not electing our directors at this year's Annual Meeting due to the new structure of our Board of Directors. Our Board of Directors is divided into three classes, with only one class (Class I) to be elected this year. However, both our Class I directors are appointed to our Board directly by Sprint Corporation and Apple Computer, Inc. by virtue of their ownership of our preferred stock, and thus those directors are not elected by our common stockholders. Please refer to the section entitled "Board of Directors" in the Proxy Statement for further details.

        If you do not attend the Annual Meeting, you may vote your shares in any of three ways -- by mail, by telephone or by Internet. The enclosed proxy card materials provide you details on how to vote by these three methods. Whether or not you plan to attend the Annual Meeting, we encourage you to vote in the method that suits you best so that your shares will be voted at the Annual Meeting. If you decide to attend the Annual Meeting, you may, of course, revoke your proxy and personally cast your votes.

        Thank you, and we look forward to seeing you at the Annual Meeting or receiving your proxy vote.

                                       Sincerely yours,

                                       /s/ Charles M. Brewer
                                       ---------------------
                                       Charles M. Brewer
                                       Chairman of the Board

                           E A R T H L I N K,  I N C.
                       1430 West Peachtree St., Suite 400
                            Atlanta, Georgia 30309
                                (404) 815-0770


                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        The 2000 Annual Meeting of the Stockholders of EarthLink, Inc. (the "COMPANY") will be held at 10:00 a.m. (local time), Thursday, June 1, 2000, at the Georgia Center for Advanced Telecommunications Technology (GCATT) located at 250 14th Street NW, Atlanta, Georgia. The meeting is called for the following purposes:

        1.  To approve the Company's Stock Incentive Plan;

        2. To approve the Company's Stock Option Plan for Non-Employee Directors; and

        3. To transact such other business as may properly come before the meeting.

        The Board of Directors has fixed the close of business on April 4, 2000 as the record date for the purpose of determining the stockholders who are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

                                       By order of the Board of Directors,

                                       /s/ Charles M. Brewer
                                       ---------------------
                                       Charles M. Brewer
                                       CHAIRMAN OF THE BOARD

Atlanta, Georgia
April 28, 2000

        IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. IF YOU ARE UNABLE TO BE PRESENT AT THE MEETING, PLEASE VOTE YOUR SHARES BY MAIL WITH THE ENCLOSED PROXY CARD, BY TELEPHONE OR BY INTERNET SO THAT YOUR SHARES WILL BE REPRESENTED. YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

                            E A R T H L I N K,  I N C.
                        1430 West Peachtree St., Suite 400
                             Atlanta, Georgia 30309

                           P R O X Y  S T A T E M E N T
                      For the Annual Meeting of Stockholders
                             to be held June 1, 2000

        This Proxy Statement is furnished by and on behalf of the Board of Directors of EarthLink, Inc. (the "COMPANY" or "EARTHLINK") in connection with the solicitation of proxies for use at the 2000 Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. (local time) on Thursday, June 1, 2000, at the Georgia Center for Advanced Telecommunications Technology (GCATT), 250 14th Street NW, Atlanta Georgia, and at any adjournments or postponements thereof (the "ANNUAL MEETING"). This Proxy Statement and the enclosed proxy card will be mailed on or about May 1, 2000 to the Company's stockholders of record (the "STOCKHOLDERS") on the Record Date, as defined below.

THE BOARD OF DIRECTORS URGES YOU TO VOTE YOUR SHARES BY ANY OF THE THREE AVAILABLE METHODS---BY MAIL, BY TELEPHONE OR BY INTERNET. IF YOU VOTE BY MAIL, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE.

                           YOUR VOTE IS IMPORTANT !

                                  BACKGROUND

        This is EarthLink's first Proxy Statement and the Annual Meeting will be its first annual meeting of Stockholders since the Company was created by the merger of EarthLink Network, Inc., a Delaware corporation ("EARTHLINK NETWORK"), and MindSpring Enterprises, Inc., a Delaware corporation ("MINDSPRING"), on February 4, 2000. Thus, certain information in this Proxy Statement necessarily pertains to those two companies prior to the merger, and is presented for informational purposes only.

                 SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

GENERAL

        Proxies will be voted as specified by the Stockholder or Stockholders granting the proxy. Unless contrary instructions are specified, if the enclosed proxy card is executed and returned (and not revoked) prior to the Annual Meeting, the shares of common stock, $.01 par value per share, of the Company (the "COMMON STOCK") represented thereby will be voted FOR the proposals set forth in this Proxy Statement. The submission of a signed proxy will not affect a Stockholder's right to attend and to vote in person at the Annual Meeting. A Stockholder who executes a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company either a written revocation or an executed proxy bearing a later date or by attending and voting in person at the Annual Meeting.

        Only holders of record of Common Stock as of the close of business on April 4, 2000 (the "RECORD DATE") will be entitled to vote at the Annual Meeting. As of the close of business on the Record Date, there were 118,207,152 shares of Common Stock (the "SHARES") outstanding. Holders of Shares authorized to vote are entitled to cast one vote per Share on all matters voted upon at the Annual Meeting.

QUORUM REQUIRED

        According to the Company's Bylaws, the holders of a majority of the Shares entitled to be voted must be present or represented by proxy to constitute a quorum. Shares as to which authority to vote is withheld and abstentions are counted in determining whether a quorum exists.

VOTE REQUIRED

        Approval of the proposed adoption of the Stock Incentive Plan and approval of the Stock Option Plan for Non-Employee Directors each requires the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on such matter at a meeting at which a quorum is present. Abstentions will be counted in determining the minimum number of votes required for approval and will therefore, have the effect of votes against such proposals. Broker non-votes, those shares held by a broker or nominee as to which such a broker or nominee does not have discretionary voting power, will not be counted as votes for or against approval of such matters.

        With respect to any other matters that may come before the Annual Meeting, if proxies are executed and returned, such proxies will be voted in a manner deemed by the proxy representatives named therein to be in the best interests of the Company and its stockholders.

                               BOARD OF DIRECTORS

        EarthLink's Amended and Restated Certificate of Incorporation provides that the Company shall have at least two and not more than 17 directors, with the exact number to be fixed by resolution of the Board of Directors from time to time or by a majority vote of the stockholders entitled to vote on directors. The current size of the Board of Directors is 13, and we currently have 11 directors, with two vacancies to be filled by the Board of Directors in the future. Because the Company began operations on February 4, 2000, its Board of Directors did not hold any meetings in 1999, and has held two meetings from such date through the date of this Proxy Statement.

        As established in its Amended and Restated Certificate of Incorporation, EarthLink's Board of Directors is divided into three classes, designated as Class I, Class II and Class III, which classes are to have as nearly equal number of directors as possible. The term for each class is three years, which expires at the third succeeding annual stockholder meeting after their election. The initial terms for our initial Board of Director's three classes expire at the annual stockholder meeting in the following years: Class I--2000; Class II--2001; and Class III--2002. The current 11--member Board of Directors consist of five Class III members, four Class II members and two Class I members. The remaining two director positions (which are currently vacant) are Class I directorships.

        Accordingly, the initial term of both of our current Class I directors expires at this year's Annual Meeting. However, both of our current Class I directors are not elected by our common stockholders but rather are appointed to our Board of Directors by Sprint Corporation ("SPRINT") and Apple Computer, Inc. ("APPLE") based on certain rights granted to them in contractual agreements and in the Certificates of Designation establishing the terms of our Series A Convertible Preferred Stock issued to Sprint and Series C Convertible Preferred Stock issued to Apple.

        BECAUSE BOTH OF OUR CURRENT CLASS I DIRECTORS SERVE IN THEIR POSITIONS BASED ON SUCH CONTRACTUAL ARRANGEMENTS AND ARE NOT ELECTED BY OUR COMMON STOCKHOLDERS, NO DIRECTORS ARE BEING

ELECTED AT OUR UPCOMING ANNUAL MEETING DESCRIBED IN THIS PROXY STATEMENT. HOWEVER, BIOGRAPHICAL SUMMARIES OF OUR DIRECTORS AND OFFICERS ARE PROVIDED FOR YOUR INFORMATIONAL PURPOSES.

INVESTOR DIRECTORS

        SPRINT. Pursuant to the terms of the Company's Series A Convertible Preferred Stock and our Governance Agreement with Sprint, Sprint generally has the right to elect two members of our Board of Directors for so long as Sprint maintains a 20% or greater equity interest in the Company, and has a right to elect one member of our Board of Directors if its equity interest in the Company is between 10% and 20%. Sprint loses such director rights generally if its equity interest falls below such thresholds for three consecutive months. Sprint may also designate one director to any strategic business planning committee, finance committee and, subject to certain exceptions, all other committees, if any exist. Sprint has designated Mr. Esrey (Class III Director) and Mr. Lauer (Class I Director) as its two director representatives.

        APPLE. Pursuant to the terms of the Company's Series C Convertible Preferred Stock issued to Apple and our strategic alliance with Apple, Apple has the right to name a member to our Board of Directors. Apple's director designation rights exist generally for so long as Apple maintains a certain percentage of its ownership in EarthLink and EarthLink is Apple's exclusive default Internet Service Provider in the setup software of certain Apple computers. Apple has designated Mr. Phillip W. Schiller (Class I Director) as its director representative.

INFORMATIONAL BIOGRAPHIES

        Set forth below is certain biographical information furnished to the Company by each of our existing directors. Each such director currently serves as a director of the Company.

        Because no directors of the Company are being elected at this year's annual stockholder meeting as described above, the following biographies of our current directors are provided for informational purposes only.

CHARLES G. BETTY -- CLASS III DIRECTOR
Age: 43

        Charles G. Betty is the Chief Executive Officer and a member of the Board of Directors of EarthLink. Mr. Betty served as President and as a director of EarthLink Network from January 1996 and in May 1996 was named Chief Executive Officer of EarthLink Network, serving in each capacity until its merger with MindSpring. From February 1994 to January 1996, Mr. Betty was a strategic planning consultant, advising Reply Corp., Perot Systems Corporation and Microdyne, Inc. From September 1989 to February 1994, Mr. Betty served as President, Chief Executive Officer and a director of Digital Communications Associates, Inc., a publicly traded network connectivity provider.

CHARLES M. BREWER -- CLASS III DIRECTOR
Age: 41

        Charles M. Brewer is the Chairman of the Board of Directors of EarthLink. Mr. Brewer founded MindSpring and served as Chief Executive Officer and a director of MindSpring from its inception in February 1994 and as Chairman from March 1996 until its merger with EarthLink Network. He also served as the President of MindSpring from its inception until March 1996 and as the Secretary and Treasurer of MindSpring from its inception until January 1995. From May 1993 to January 1994, Mr.

Brewer developed the concept for MindSpring and evaluated its prospects. Prior to starting MindSpring, he served as Chief Executive Officer of AudioFax, Inc., a software company providing fax server software from May 1992 to April 1993, and was the Chief Financial Officer of AudioFax, Inc. from May 1989 to April 1992.

SKY D. DAYTON -- CLASS III DIRECTOR
Age: 28

        Sky D. Dayton is the Vice Chairman of EarthLink. In June of 1999, Mr. Dayton became the co-founder of eCompanies, an Internet incubator and venture fund set up to create and launch world-class Internet companies. Mr. Dayton served as Chairman of the Board of Directors of EarthLink Network from its inception in May 1994 until its merger with MindSpring, and served as its Chief Executive Officer from May 1994 until May 1996. From 1992 to 1993, he was co-owner of a computer-based digital imaging firm, Dayton Walker Design. From 1991 to 1992, he served as director of marketing for new products at Executive Software, a software company. From 1990 to 1994, Mr. Dayton co-owned Cafe Mocha, a coffee house in Los Angeles, which he co-founded, and was a co-owner of Joe Cafe, a coffee house in Studio City, California.

CAMPBELL B. LANIER, III -- CLASS III DIRECTOR
Age: 49

        Mr. Lanier is a member of the Board of Directors of EarthLink, and served as a director of MindSpring from November 1994 until its merger with EarthLink Network. Mr. Lanier has served as Chairman of the Board and Chief Executive Officer of ITC Holding Company, Inc. ("ITC HOLDING") (or its predecessors) since its inception in 1985. In addition, Mr. Lanier is an officer and director of several ITC Holding subsidiaries. He is also the Chairman of ITC^DeltaCom, Inc., a carriers' carrier and retail telecommunications company, is a director of ITC^DeltaCom, KNOLOGY Holdings, Inc., a broadband telecommunications services company formerly known as CyberNet Holding, Inc., Vista EyeCare, Inc., a full service optical retailer, and is Chairman of the Board of Powertel, Inc., a wireless telecommunications company formerly known as InterCel, Inc. Mr. Lanier has served as a Managing Director of South Atlantic Private Equity Fund IV, Limited Partnership since 1997.

WILLIAM T. ESREY -- CLASS III DIRECTOR (INVESTOR DIRECTOR APPOINTED BY SPRINT)
Age:  60

        Mr. Esrey is a member of the Board of Directors of EarthLink, and served as a director of EarthLink Network from June 1998 until its merger with MindSpring. He has been Chairman of the Board of Directors of Sprint since 1990, Chief Executive Officer since 1985 and a director since 1985. Mr. Esrey is the Chairman of the Executive Committee of the Board of Directors of Sprint. He is also a director of Duke Energy Corporation, Exxon Mobil Corporation and General Mills, Inc.

LINWOOD A. LACY, JR. -- CLASS II DIRECTOR
Age:  54

        Mr. Lacy is a member of the Board of Directors of EarthLink, and was a member of the Board of Directors of EarthLink Network from June 1996 until its merger with MindSpring. From October 1996 to October 1998, he served as President and Chief Executive Officer of Micro Warehouse Incorporated. From 1989 to May 1996, he served as the Co-Chairman and Chief Executive Officer of Ingram Micro, Inc., a microcomputer products distributor and a then wholly-owned subsidiary of Ingram Industries Inc. From December 1993 to June 1995, Mr. Lacy was also President of Ingram Industries Inc. From June 1995 until April 1996, he was President and Chief Executive Officer of Ingram Industries Inc., and from April 1996 to May 1996 served as its Vice Chairman. Mr. Lacy serves as a director of Ingram Industries Inc., Entex Information Services, Inc., PcOrder.com and Modus Media International.

MICHAEL S. MCQUARY -- CLASS II DIRECTOR
Age:  40

        Mr. McQuary is the President and a member of the Board of Directors of EarthLink. Mr. McQuary served as the President of MindSpring from March 1996, the Chief Operating Officer from September 1995 and a director from December 1995 until its merger with EarthLink Network. He also served as MindSpring's Executive Vice President from October 1995 to March 1996 and MindSpring's Executive Vice President of Sales and Marketing from July 1995 to September 1995. Prior to joining MindSpring, Mr. McQuary served in a variety of management positions with Mobil Chemical Co., a petrochemical company, from August 1984 to June 1995, including regional sales manager from April 1991 to February 1994 and Manager of Operations (Reengineering) from February 1994 to June 1995.

WILLIAM H. SCOTT, III -- CLASS II DIRECTOR
Age: 52

        Mr. Scott is a member of the Board of Directors of EarthLink, and was a member of the Board of Directors of MindSpring from November 1994 until its merger with EarthLink Network. Mr. Scott has served as President of ITC Holding (or its predecessors) since December 1991 and has been a director of ITC Holding (or its predecessors) since May 1989. He is also an officer and director of several ITC Holding subsidiaries. Mr. Scott is a director of ITC^DeltaCom, KNOLOGY, Powertel and Innotrac.

REED E. SLATKIN -- CLASS II DIRECTOR
Age: 51

        Mr. Slatkin is a member of the Board of Directors of EarthLink, and was one of the co-founders of EarthLink Network, where he served as a member of its Board of Directors from inception until its merger with MindSpring. Mr. Slatkin is a private investor and money manager who has invested in public and private companies for the last 15 years.

LEN J. LAUER -- CLASS I DIRECTOR (INVESTOR DIRECTOR APPOINTED BY SPRINT)
Age:  42

        Len J. Lauer is a member of the Board of Directors of EarthLink, and was a member of the Board of Directors of EarthLink Network from April 1999 until its merger with MindSpring. Mr. Lauer has served as President of the Consumer Services Group of Sprint Corporation since March 2000. Mr. Lauer joined Sprint in April 1998 as Senior Vice President of Brand Management and Public Relations. Before joining Sprint, Mr. Lauer spent more than five years with Bell Atlantic Corporation, first as Vice President, Sales and Service in the Large Business Services unit and starting in November 1995, as President and CEO of Bell Atlantic-New Jersey. He is a board member of Maplewood Partners and a member of the Business Council Steering Committee of the Nelson-Atkins Museum of Art.

PHILIP W. SCHILLER -- CLASS I DIRECTOR (INVESTOR DIRECTOR APPOINTED BY APPLE)
Age:  39

        Philip W. Schiller is a member of the Board of Directors of EarthLink, and is Apple's Vice President of Worldwide Product Marketing and is responsible for Apple's product strategy, management and communications, including Apple's Power Macintosh G3, PowerBook G3, Mac OS 8.5, Mac OS X Server and the innovative iMac. Previously at Apple Computer, Mr. Schiller held marketing positions in field marketing, channel marketing, multimedia marketing and product marketing where he created the successful PowerBook 500 series of notebook personal computers. Prior to joining Apple, Mr. Schiller was the Vice President of Product Marketing at Macromedia, Inc. of San Francisco and Director of Product Marketing at FirePower Systems, Inc. of Menlo Park. Mr. Schiller has also held marketing and programming positions at Nolan, Norton & Company of Lexington, MA and Massachusetts General Hospital in Boston.

COMMITTEES OF THE BOARD OF DIRECTORS

        The Company has the following standing committees of its Board of
Directors: Compensation Committee, Audit Committee, Investment Committee and Nominating Committee. Because the Company was created February 4, 2000 and each of the committees was established and constituted on February 28, 2000, the committees did not have meetings in 1999 and had limited time for activity in 2000 prior to the date of this Proxy Statement. As of the date of this Proxy Statement, the Compensation Committee met three times in 2000 and the other committees have not held any meetings.

        The Compensation Committee of the Board of Directors presently consists of Mr. Lacy, Mr. Lanier and Mr. Dayton. The Compensation Committee establishes cash and long-term incentive compensation for executive officers and other key employees of the Company. The Compensation Committee also administers the Company's Stock Incentive Plan for employees and Stock Option Plan for Non-Employee Directors.

        The Audit Committee of the Board of Directors presently consists of Mr. Lauer, Mr. Scott and Mr. Slatkin. The Audit Committee is responsible for making recommendations to the Board regarding the selection of independent auditors, reviews the results and scope of audits and other services provided by the Company's independent auditors and reviews and evaluates the Company's internal audit and control functions. The Company's Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as an appendix hereto. The members of our Audit Committee are independent, as defined in Rule 4200(a)(15) of the NASD Listing Standards for Nasdaq-listed companies.

        The Audit Committee was established and constituted on February 28, 2000, and thus did not have a full opportunity to review and discuss the Company's 1999 audited financial statements with the Company's executive management or discuss SAS 61 (Codification of Statements on Auditing Standards, AU Section 380) with either of the two audit firms which audited the Company's two predecessor companies, EarthLink Network and MindSpring, prior to filing the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (the "1999 10-K") with the Securities and Exchange Commission. However, the Company's Board of Directors reviewed the 1999 10-K and the financial statements contained therein prior to such filing. The financial statements in the Company's 1999 10-K consisted of historical financial statements of EarthLink Network (audited by PricewaterhouseCoopers) and MindSpring (audited by Arthur Andersen) and supplemental combined financial statements of the Company (audited by PricewaterhouseCoopers).

        The Company, through its Audit Committee, expects to appoint its independent auditors in the second fiscal quarter of 2000, which selection will be determined, reviewed and approved by the Audit Committee.

  The Audit Committee received the letter from PricewaterhouseCoopers required by Independence Standards Board--Standard No. 1, but has not yet discussed with PricewaterhouseCoopers its independence. As a result of the above-described circumstances, the Audit Committee did not make a recommendation to the Board of Directors prior to filing of the Company's 1999 10-K with the Securities and Exchange Commission. The Audit Committee will perform all the reviews, recommendations and actions described above prospectively beginning with the Company's unaudited financial statements for the fiscal quarter ended March 31, 2000.

        The Investment Committee of the Board of Directors presently consists of Mr. Brewer, Mr. Betty, Mr. Dayton, Mr. Slatkin and Mr. Scott. The Investment Committee is responsible for reviewing, analyzing and making determinations regarding material investments by EarthLink.

        The Nominating Committee of the Board of Directors presently consists of Mr. Brewer, Mr. Betty and Mr. Lanier. The Nominating Committee is responsible for identifying, nominating, proposing and qualifying nominees for open seats on the Board of Directors. The Nominating Committee does not consider or accept nominees recommended by the Company's security holders.

        Sprint has the right to appoint one member of each committee of the Board of Directors.

DIRECTOR COMPENSATION

        Directors do not receive cash compensation for serving in that capacity, but are reimbursed for the expenses they incur in attending meetings of the Board or committees thereof. Non-employee directors are eligible to receive options to purchase Common Stock awarded under the Company's Stock Option Plan for Non-Employee Directors.

EXECUTIVE OFFICERS

        The executive officers of the Company serve at the discretion of the Board of Directors, and serve until they resign, are removed or are otherwise disqualified to serve, or until their successors are elected and qualified. EarthLink's executive officers presently include: Charles M. Brewer, Charles
G. Betty, Michael S. McQuary, Lee Adrean, Samuel R. DeSimone, Jr., Jon M. Irwin, William S. Heys, Brinton O. C. Young, Michael C. Lunsford, Veronica J. Murdock, Gregory J. Stromberg and Lance Weatherby. The following sets forth biographical information for our executive officers who are not directors, for whom the biographical summaries are provided in "Informational Biographies" above.

LEE ADREAN -- EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER
Age:  48

        Mr. Adrean has served as the Executive Vice President and Chief Financial Officer since March 2000. From May 1995 to February 2000, Mr. Adrean served as the Executive Vice President and Chief Financial Officer of First Data Corporation in Atlanta. From August 1993 to April 1995, Mr. Adrean served as the President of Providian Corporation Agency Group (a division of Providian Corporation).

SAMUEL R. DESIMONE, JR. -- EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND
SECRETARY
Age: 40

        Mr. DeSimone has served as the Executive Vice President, General Counsel and Secretary of EarthLink since February 2000. Prior to that, Mr. DeSimone served in such capacities at MindSpring since November 1998. From September 1995 to August 1998, Mr. DeSimone served as Vice President of Corporate Development with Merix Corporation of Forest Grove, Oregon, a printed circuit board manufacturer. From June 1990 to August 1995, he was an associate attorney and partner with Lane Powell Spears Lubersky of Portland, Oregon.

JON M. IRWIN -- EXECUTIVE VICE PRESIDENT, OPERATIONS
Age: 39

        Mr. Irwin has served as Executive Vice President of Operations since February 2000 and was Senior Vice President of Broadband Services for EarthLink Network from June 1999 to December 1999. Mr. Irwin initially served as Vice President of Customer Support for EarthLink Network from November 1995 to June 1999 and was responsible for setting up the operation and infrastructure to effectively serve its members through the company's rapid expansion. From November 1994 to November 1995, Mr. Irwin was Vice President for Operations at WorldCom, a telecommunications company. From November 1992 to November 1994 Mr. Irwin served as Vice President of Corporate Development for Impact Telecommunications, an integrated communications company. He has been involved in several start-up telecommunications companies in management roles ranging from marketing to operations.

WILLIAM S. HEYS -- EXECUTIVE VICE PRESIDENT, BUSINESS DEVELOPMENT AND BUSINESS SERVICES
Age:  49

        Mr. Heys has served as Executive Vice President of Business Development and Business Services since February 2000. Prior to that he served as Senior Vice President, Sales of EarthLink Network since August 1999, and was Vice President of EarthLink Network's relationship with Sprint from January 1999 through August 1999. Prior to joining EarthLink Network, Mr. Heys founded the high-tech industry consulting firm BHC & Associates. Before starting BHC, Mr. Heys served in a variety of executive sales and marketing management positions at IBM, Wang, Hayes Microcomputer Products and Digital Communications Associates, Inc.

BRINTON O. C. YOUNG -- EXECUTIVE VICE PRESIDENT, MARKETING AND CORPORATE
STRATEGY
Age:  48

        Mr. Young has served as Executive Vice President of Marketing and Corporate Strategy of EarthLink since February 2000. Prior to that he was Senior Vice President, Marketing of EarthLink Network from August 1998 through December 1999. Mr. Young was Vice President, Strategic Planning of EarthLink Network from March 1996 throughout 1998. From 1990 to 1996, Mr. Young was President of Young & Associates, a consulting firm specializing in strategic planning for high growth companies.

MICHAEL C. LUNSFORD -- EXECUTIVE VICE PRESIDENT, BROADBAND SERVICES
Age:  32

        Mr. Lunsford has served as EarthLink's Executive Vice President of Broadband Services since February 2000. Prior to that, Mr. Lunsford served in the same role for EarthLink Network from November 1999 until its merger with MindSpring. Prior to that, Mr. Lunsford was EarthLink Network's Vice President of Special projects, a position he held from the beginning of his employment with EarthLink Network in March of 1999. Before joining EarthLink Network, Mr. Lunsford was a Director with Scott, Madden & Associates, a management consulting firm in Raleigh, North Carolina, from 1995 to 1999. Prior to joining Scott, Madden & Associates, Mr. Lunsford worked for Andersen Consulting in Chicago, Illinois.

VERONICA J. MURDOCK -- EXECUTIVE VICE PRESIDENT, MEMBER SUPPORT AND SERVICES

Age:  36

        Ms. Murdock has served as EarthLink's Executive Vice President of Member Support and Services since February 2000. Prior to that, she served as Vice President, Member Support and Services for EarthLink Network from July 1999 until its merger with MindSpring. Ms. Murdock previously served as Vice President of Member Services for EarthLink Network from March 1998 until July 1999. Prior to joining EarthLink Network, from 1994 to 1998 Ms. Murdock served as Senior Vice President of Worldwide Operations for 7th Level, a multimedia company. Prior to joining 7th Level, Ms. Murdock served as Vice President of Operations for Digital Magic, a visual effects and teleportation company, as well as several executive posts managing teleproduction studios and content technology for the film and television mediums.

GREGORY J. STROMBERG -- EXECUTIVE VICE PRESIDENT, EMPLOYEE SERVICES
Age: 46

        Mr. Stromberg has served as EarthLink's Executive Vice President of Employee Services since February 2000. Prior to that, Mr. Stromberg served as MindSpring's Executive Vice President of Business Services since January 1999, Executive Vice President of Technology from August 1998 until January 1999, Executive Vice President of Call Centers from March 1998 until August 1998, Vice President of Call Centers from June 1996 to March 1998, and Vice President of Technical Support from October 1995 until June 1996. From June 1993 to September 1994, Mr. Stromberg worked as a Regional Manager for Digital Financial Services, a subsidiary of GE Capital. Mr. Stromberg worked in various sales, product management, operations and management positions with Digital Equipment Corporation from June 1983 to June 1993.

LANCE WEATHERBY -- EXECUTIVE VICE PRESIDENT, DIAL UP
Age:  39

        Mr. Weatherby has served as EarthLink's Executive Vice President of Dial Up since February 2000. Prior to that, Mr. Weatherby served as MindSpring's Executive Vice President of Sales and Marketing since April 1998, Vice President of Business Development from September 1996 through April 1998, and a Market Development Manager from September 1995 through August 1996. Mr. Weatherby held a variety of sales, sales management and marketing positions with Mobil from October 1990 through September 1995, including District Sales Manager from December 1992 through September 1995.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934 (the "EXCHANGE ACT") requires the Company's directors, executive officers and persons who own beneficially more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership of such stock with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. These persons are also required by SEC regulations to furnish the Company with copies of all such forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all of the Company's reporting persons complied during fiscal 1999 with all applicable Section 16(a) filing requirements.

BENEFICIAL OWNERSHIP OF COMMON STOCK

        The following table sets forth information concerning (i) those persons known by management of the Company to own beneficially more than 5% of the Company's outstanding Common Stock, (ii) the directors of the Company,
(iii) the executives officers named in the Summary Compensation Table included elsewhere herein, and (iv) all directors and officers of the Company as a group. Except as otherwise indicated in the footnotes below, such information is provided as of March 31, 2000. According to rules adopted by the SEC, a person is the "beneficial owner" of securities if he or she has or shares the power to vote them or to direct their investment or has the right to acquire beneficial ownership of such securities within 60 days through the exercise of an option, warrant or right, the conversion of a security or otherwise. Except as otherwise noted, the indicated owners have sole voting and investment power with respect to shares beneficially owned. An asterisk in the percent of class column indicates beneficial ownership of less than 1% of the outstanding Common Stock.


                                                AMOUNT AND NATURE OF            PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNERS (1)       BENEFICIAL OWNERSHIP (2)          CLASS
-----------------------------------------       ------------------------        ----------
Lee Adrean                                               *     (3)                   *
Charles G. Betty                                    1,186,595  (4)                  1.0%
Charles M. Brewer                                   4,665,161  (5)                  3.9
Sky D. Dayton                                       4,755,487  (6)                  4.0
Samuel R. DeSimone, Jr.                                  *     (7)                   *
William T. Esrey                                   22,114,040  (8)                 18.7
Jon M. Irwin                                          239,902  (9)                   *
William S. Heys                                        62,785 (10)                   *
Linwood A. Lacy, Jr.                                  175,125 (11)                   *
Campbell B. Lanier, III                            10,723,134 (12)                   *
Len J. Lauer                                       22,116,540 (13)                 18.7
Michael C. Lunsford                                    16,150 (14)                   *
Michael S. McQuary                                    773,663 (15)                   *
Veronica J. Murdock                                    18,857 (16)                   *
William H. Scott, III                              10,723,134 (17)                   *
Philip W. Schiller                                  7,083,333 (18)                  6.0
Reed E. Slatkin                                     2,854,296 (19)                  2.4
Gregory J. Stromberg                                   79,482 (20)                   *
Lance Weatherby                                        71,398 (21)                   *
Brinton O. C. Young                                   509,042 (22)                   *
Sprint Corporation                                 22,114,040 (23)                 18.7
Apple Computer, Inc.                                7,083,333 (24)                  6.0
ITC Holding Company, Inc.                          10,648,134 (25)                  9.0
All directors and executive officers
as a group (20 persons)                            55,368,451 (26)                 46.9

-------------------
* Represents beneficial ownership of less than 1% of our common stock.

(1) Except as otherwise indicated by footnote (i) the named person has sole voting and investment power with respect to all shares of common stock shown as beneficially owned, and (ii) the address of the named person is that of EarthLink.

(2) Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares, subject to applicable community property laws. Shares of common stock subject to options or warrants exercisable within 60 days of March 31, 2000 are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person.

(3) The individual holds no shares or vested options to purchase shares of common stock.

(4)  Includes options to purchase 482,441 shares of common stock.

(5)  Includes options to purchase 25,155 shares of common stock.

(6)  Includes options to purchase 121,128 shares of common stock.

(7) The individual holds no shares or vested options to purchase shares of common stock.

(8) Includes 5,837,067 shares of common stock, 6,626,250 shares of Series A convertible preferred stock convertible into 13,252,500 shares of common stock and 3,024,473 shares of Series B convertible preferred stock convertible into 3,024,473 shares of common stock beneficially owned by Sprint. Mr. Esrey, as an affiliate of Sprint, may be deemed to beneficially own such shares.

(9)  Includes options to purchase 141,464 shares of common stock.

(10) Includes options to purchase 62,785 shares of common stock.

(11) Includes options to purchase 96,900 shares of common stock.

(12) Includes 30,000 shares of common stock and options to purchase 45,000 shares of common stock owned by Mr. Lanier, and 10,648,134 shares of common stock beneficially owned by ITC Holding Company, Inc., of which Mr. Lanier is an affiliate. Mr. Lanier may be deemed to beneficially own such shares but disclaims such beneficial ownership. See footnote 25 below.

(13) Includes 5,837,067 shares of common stock, 6,626,250 shares of Series A Convertible Preferred Stock convertible into 13,252,500 shares of common stock and 3,024,473 shares of Series B Convertible Preferred Stock convertible into 3,024,473 shares of common stock beneficially owned by Sprint. Mr. Lauer, as an affiliate of Sprint, may be deemed to beneficially own such shares. Also includes 2,500 shares of common stock personally held by Mr. Lauer.

(14) Represents options to purchase 16,150 shares of common stock.

(15) Includes options to purchase 517,143 shares of common stock.

(16) Represents options to purchase 18,857 shares of common stock.

(17) Includes 30,000 shares of common stock and options to purchase 45,000 shares of common stock, and 10,648,134 shares of common stock beneficially owned by ITC Holding Company, Inc., of which Mr. Scott is an affiliate. Mr. Scott may be deemed to beneficially own such shares but disclaims such beneficial ownership. See footnote 25 below.

(18) Includes 7,083,333 shares of Series C Convertible Preferred Stock convertible into 7,083,333 shares of common stock beneficially owned by Apple. Mr. Schiller is an affiliate of Apple and may be deemed to beneficially own such shares, but disclaims such ownership.

(19) Includes (i) warrants to purchase 347,225 shares of common stock and
     (ii) 39,000 shares of common stock held in trust for Mr. Slatkin's minor children.

(20) Includes options to purchase 62,282 shares of common stock.

(21) Includes options to purchase 38,606 shares of common stock.

(22) Includes options to purchase 56,660 shares of common stock.

(23) Includes 5,155,222 shares of common stock, 6,626,250 shares of Series A Convertible Preferred Stock convertible into 13,252,499 shares of common stock and 978,940 shares of Series B Convertible Preferred Stock convertible into 978,940 shares of common stock beneficially owned by Sprint. Mr. Esrey and Mr. Lauer, as affiliates of Sprint, may be deemed to beneficially own such shares. See footnotes 8 and 13 above.

(24) Includes 7,083,333 shares of Series C Convertible Preferred Stock convertible into 7,083,333 shares of common stock beneficially owned by Apple. See footnote 18 above.

(25) Represents 10,648,134 shares of common stock. See footnotes 12 and 17 above.

(26) Includes (i) options and warrants to purchase 2,247,201 shares of common stock, (ii) 39,000 shares of common stock owned by family members or affiliates of certain members of the group (iii) 6,626,250 shares of Series A Convertible Preferred Stock convertible into 13,252,499 shares of common stock and (iv) 3,024,473 shares of Series B Convertible Preferred Stock convertible into 3,024,473 shares of common stock (v) 7,083,833 shares of Series C Convertible Preferred Stock convertible into 7,083,833 shares of common stock.

                            EXECUTIVE COMPENSATION

     PURSUANT TO SEC RULES FOR PROXY STATEMENT DISCLOSURE OF EXECUTIVE COMPENSATION, THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF THE COMPANY HAS PREPARED THE FOLLOWING REPORT ON EXECUTIVE COMPENSATION. THE COMMITTEE INTENDS THAT THIS REPORT CLEARLY DESCRIBE THE CURRENT EXECUTIVE COMPENSATION PROGRAM OF THE COMPANY, INCLUDING THE UNDERLYING PHILOSOPHY OF THE PROGRAM AND THE SPECIFIC PERFORMANCE CRITERIA ON WHICH EXECUTIVE COMPENSATION IS BASED. THIS REPORT ALSO DISCUSSES IN DETAIL THE COMPENSATION PAID TO THE COMPANY'S CHIEF EXECUTIVE OFFICER.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     This report by the Compensation Committee of the Board of Directors (the "COMMITTEE") discusses the Committee's compensation objectives and policies applicable to the Company's executive officers. The report reviews the Committee's policy generally with respect to the compensation of all executive officers as a group for fiscal 1999 and specifically reviews the compensation established for the Company's Chief Executive Officer as reported in the Summary Compensation Table. The Committee is composed entirely of non-employee directors. The Committee also administers the Company's stock option plans.

COMPENSATION PHILOSOPHY

     The Committee consists of three non-employee directors. The Committee is responsible for setting cash and long-term incentive compensation for executive officers and other key employees of the Company.

     The Company's compensation policies are intended to create a direct relationship between the level of compensation paid to executives and the Company's current and long-term level of performance. The Committee believes that this relationship is best implemented by providing a compensation package of separate components, all of which are designed to enhance the Company's overall performance. The components are base salary, short-term compensation in the form of annual bonuses and long-term incentive compensation in the form of stock options.

BASE SALARIES

     The base salaries for the Company's executive officers for 1999 were established through comparison to base salaries offered for similar positions in competing or similar locations . The salaries of the executive officers were established based on the market environment and the Company's need to attract and retain key personnel for whom the Company must compete against larger, more established companies.

SHORT-TERM ANNUAL BONUSES

     Annual bonuses established for the executive officers are intended to provide an incentive for improved performance in the short term. Target bonus levels for the executive officers are established by the Committee at the beginning of the year based on predetermined goals such as member counts, revenue and financial performance.

LONG-TERM INCENTIVE COMPENSATION

     The Company's long-term incentive compensation plan for its executive officers is based on the Company's stock option plans. These plans promote ownership of the Company's Common Stock, which, in turn, provides a common interest between the stockholder of the Company and the executive officers of the Company. In establishing a long-term compensation plan, the Board of Directors concluded that any compensation received under such plans should be directly linked to the performance of the Company, as reflected by increases in the price of its Common Stock, and the contribution of the individual thereto. Options have an exercise price equal to the fair market value of the shares on the date of grant and, to encourage a long-term perspective, have an exercise period of ten years and generally vest over four to five years. The number of options granted to executive officers is determined by the Committee, which is charged with administering the stock option plans.

     The base salaries, targeted bonus amounts and number of stock options established for or granted to the Company's executive officers are based, in part on the Committee's understanding of compensation amounts and forms paid to persons in comparable roles performing at comparable levels at other companies in the same or related industries. Such amounts however, mainly reflect the subjective discretion of the members of the Committee based on the evaluation of the Company's current and anticipated future financial performance, the contribution of the individual executive officers to such financial performance, the contribution of the individual executive officers to the Company in areas not necessarily reflected by the Company's financial performance and the most appropriate incentive to link the performance and compensation of the executive officers to the stockholder's return on the Company's Common Stock.

COMPENSATION OF OUR CHIEF EXECUTIVE OFFICER

     In connection with the merger of EarthLink Network and MindSpring, the employment agreement of our Chief Executive Officer, Mr. Charles G. Betty, was assumed by EarthLink. Under his employment agreement, Mr. Betty is employed as its Chief Executive Officer at a salary of not less than $300,000 per year, plus a $24,000 a year travel allowance for Mr. Betty and his family, and such other benefits generally made available to our other senior executives. Mr. Betty is entitled, if specified performance goals are met, to an annual bonus in the amount equal to 50% of his base salary. In addition, Mr. Betty will receive a severance payment equal to 100% of his then current base salary, will receive the full bonus to which he would have otherwise been entitled during the year in which the termination occurs, and will continue to receive health, medical, life and liability insurance coverage for one year (i) if he is terminated by the Company other than for "cause" as defined in the agreement, (ii) if the Company elects not to extend the employment agreement at the end of the first three-year term or any yearly extension or (iii) if Mr. Betty terminates his employment because of a breach of the employment agreement by the Company. The merger of EarthLink Network and MindSpring was deemed a "change in control" under Mr. Betty's employment agreement, and pursuant to its terms all of his outstanding stock options vested upon effectiveness of the merger.

LIMITATIONS ON DEDUCTIBILITY OF COMPENSATION

     Under the 1993 Omnibus Budget Reconciliation Act, a portion of annual compensation payable after 1993 to any of the Company's five highest paid executive officers would not be deductible by the Company for federal income tax purposes to the extent such officer's overall compensation exceeds $1,000,000. Qualifying performance-based incentive compensation, however, would be both deductible and excluded for purposes of calculating the $1,000,000 base. Although the Committee does not presently intend to award compensation in excess of the $1,000,000 cap, it will continue to address this issue when formulating compensation arrangements for the Company's executive officers.

                                       SUBMITTED BY:  THE COMPENSATION COMMITTEE

                                                      Linwood A. Lacy, Jr.
                                                      Campbell B. Lanier, III
                                                      Sky D. Dayton

     THE COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE AS A RESULT OF ANY GENERAL
INCORPORATION BY REFERENCE OF THIS PROXY STATEMENT OR ANY PART HEREOF IN THE COMPANY'S 1999 ANNUAL REPORT TO STOCKHOLDERS OR ITS ANNUAL REPORT ON FORM 10-K.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Company's Board of Directors currently consists of Mr. Lacy, Mr. Lanier and Mr. Slatkin. No member of the Compensation Committee was, during the last fiscal year, an officer or employee of the Company nor was formerly an officer of the Company. Mr. Lanier is a member of the Board of Directors of ITC Holding. ITC Holding held 10.7 million shares of EarthLink common stock as of March 31, 2000. The Company has entered into certain business relationships with several subsidiaries and affiliates of ITC Holding. Except as noted below, none of these transactions were material for the periods presented.

     The Company purchases long-distance telephone services and wide area network transport service from ITC DeltaCom, Inc. ("ITC DELTACOM"), a related party through relationships with ITC Holding. Long-distance charges from ITC DeltaCom totaled approximately $9,540,000 for 1999.

     No other members of the Compensation Committee had disclosable relationships with the Company in 1999. However, the following disclosure regarding non-Compensation Committee Board members is required.

     Mr. Esrey, a member of our Board of Directors, serves as Chairman of the Board of Directors and Chief Executive Officer of Sprint Corporation. Mr. Lauer serves as President of the Consumer Services Group of Sprint. On June 5, 1998, Sprint consummated a tender offer for 4.0 million shares of EarthLink Network's common stock at a price per share of $13.94 in cash to each tendering stockholder (the "OFFER"). Immediately following the closing of the Offer, Sprint received approximately 6.6 million shares of the EarthLink Network's Series A convertible preferred stock (which are convertible into 13.2 million shares of Common Stock), in exchange for certain commercial and financial arrangements. Sprint subsequently obtained
3.0 million shares of series B convertible preferred stock under its preemptive rights to maintain its ownership level in the Company. In 1999, under the network services agreement that was implemented in connection with our Sprint alliance, EarthLink Network paid Sprint approximately $29.8 million.

     Mr. Schiller, a member of our Board of Directors, is the Vice President of Worldwide Marketing with Apple Computer, Inc. In January 2000, EarthLink Network entered into a multi-year strategic alliance with Apple to deliver services to Apple customers in the U.S. In connection with this strategic alliance, Apple purchased shares of EarthLink Network's Series C Convertible Preferred Stock for $200 million and entered into certain marketing and other agreements with EarthLink Network. The Company assumed those agreements and securities as part of the merger of EarthLink Network and MindSpring. In 1999, EarthLink Network paid Apple approximately $3.6 million under other pre-existing arrangements between the companies.

     The Company believes that the foregoing transactions were on terms no less favorable to the Company than could be obtained from unaffiliated parties. It is the Company's current policy that all transactions by the Company with officers, directors, more than five percent stockholders and their affiliates will be entered into only if such transactions are approved by a majority of disinterested independent directors and are on terms such directors believe are no less favorable to the Company than could be obtained from unaffiliated parties.

EXECUTIVE OFFICER COMPENSATION

                        TABLE I -- SUMMARY COMPENSATION TABLE

     The following table presents certain information required by the SEC relating to various forms of compensation awarded to, earned by or paid to the Company's Chief Executive Officer and the five most highly compensated executive officers other than the Chief Executive Officer who earned more than $100,000 during fiscal 1999 and were serving at the end of fiscal 1999. This compensation information relates to compensation received by the named executives while employed by EarthLink Network or MindSpring prior to their merger which created the Company. Of the six executives, Mr. Brewer and Mr. McQuary previously were executives with MindSpring and the other four executives were executives with EarthLink Network. Such executive officers are referred to as the "Named Executive Officers."


                                                                                   LONG TERM
                                                                                  COMPENSATION
                                                     ANNUAL COMPENSATION       ---------------------
                                                     -------------------       SECURITIES UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR           SALARY        BONUS              OPTIONS             COMPENSATION
---------------------------           ----           ------        -----       ---------------------      ------------
Charles. G. Betty                     1999         $300,438     $163,643                --                 $19,385(1)
  Chief Executive Officer             1998          312,000       60,142             484,500                22,435(2)
                                      1997          240,000       60,621                --                  10,578(3)


Charles M. Brewer                     1999          181,667      107,032              53,524                  --
  Chairman                            1998          163,750       65,550              14,628                  --
                                      1997          150,000       20,000                --                    --


Michael S. McQuary                    1999          160,417       71,355              52,102                  --
  President                           1998          136,458       71,355              14,628                  --
                                      1997          125,000       43,700              77,472                  --


William S. Heys                       1999          174,685       78,444                --                    --
  Executive Vice President,           1998          156,158         --               242,250                  --
  Business Development and
  Business Services (4)


Jon M. Irwin                          1999          179,114       68,902              64,600                 2,529(5)
  Executive Vice President,           1998          141,374       19,290              64,600                 1,373(6)
  Operations                          1997          117,392       22,453              96,900                   801(7)


Brinton O.  Young                     1999          174,685       80,384                --                    --
  Executive Vice President,           1998          140,000       29,522             161,500                  --
  Marketing and Corporate             1997           73,681       29,754                --                    --
  Strategy


----------------

1. Consists of reimbursement in 1999 of $16,785 in travel expenses pursuant to Mr. Betty's employment agreement and $2,600 in matching contributions made to Mr. Betty's account under our 401(k) Plan.

2. Consists of reimbursement in 1998 of $19,042 in travel expenses pursuant to Mr. Betty's employment agreement and $3,393 in matching contributions made to Mr. Betty's account under our 401(k) Plan.

3. Consists of reimbursement in 1997 of $8,363 in travel expenses pursuant to Mr. Betty's employment agreement and $2,215 in matching contributions to Mr. Betty's account under our 401(k) Plan, and reimbursement in 1996 of $24,000 of such reimbursable expenses pursuant to Mr. Betty's employment agreement.

4.   Mr. Heys' employment commenced on January 2, 1998.

5. Consists of reimbursement in 1999 of $2,529 in matching contributions made to Mr. Irwin's account under our 401(k) Plan.

6. Consists of reimbursement in 1998 of $1,373 in matching contributions made to Mr. Irwin's account under our 401(k) Plan.

7. Consists of reimbursement in 1997 of $801 in matching contributions made to Mr. Irwin's account under our 401(k) Plan.

                        TABLE II--OPTION GRANTS IN FISCAL 1999

     This table presents information regarding options granted to the Company's Named Executive Officers during fiscal year 1999 to purchase shares of the Company's Common Stock. In accordance with SEC rules, the table shows the hypothetical "gains" or "option spreads" that would exist for the respective options based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term.

                                           INDIVIDUAL GRANTS
                    ------------------------------------------------------------------------
                                       PERCENTAGE
                                        OF TOTAL                                            POTENTIAL REALIZABLE VALUE AT
                     NUMBER OF           OPTIONS                                            ASSUMED ANNUAL RATES OF STOCK
                     SECURITIES         GRANTED TO                                            PRICE APPRECIATION FOR
                     UNDERLYING        EMPLOYEES IN                                             THE OPTION TERM (3)
                      OPTIONS             FISCAL          EXERCISE PRICE      EXPIRATION     ------------------------
NAME                 GRANTED(#)            YEAR(1)         PER SHARE(2)          DATE            5%($)        10%($)
-----------------  ------------       -------------      ----------------    ------------    -----------   ----------
Charles G. Betty        --                  --                  --                --              --            --
Charles M. Brewer    53,524(4)             0.9%              $39.750           05/21/09       $174,644     $1,538,327
Michael S. McQuary   52,102(4)             0.9                39.750           05/21/09        170,005      1,497,457
William S. Heys      32,300(5)             0.6                43.034           01/21/09         (5,427)       814,701
Jon M. Irwin         32,300(6)             0.6                43.034           01/21/09         (5,427)       814,678
                     32,300(6)             0.6                34.675           07/22/09        264,572      1,084,699
Brinton O. C. Young     --                  --                  --                --              --            --

---------------
1. The total number of options granted to EarthLink Network and MindSpring employees in fiscal 1999 was 5,801,000.

2. The exercise price per share of options granted represented the fair market value of the underlying shares of common stock on the dates the respective options were granted.

3. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date, based upon the Nasdaq closing price of EarthLink Network's common stock ($26.316) for Mr. Heys and Mr. Irwin, and the Nasdaq closing price of MindSpring's common stock ($26.4062) for Mr. Brewer and Mr. McQuary, each on December 31, 1999. These assumptions are not intended to forecast future appreciation of our stock price. The potential realizable value computation does not take into account federal or state income tax consequences of option exercises or sales of appreciated stock.

4. These options become exercisable as follows: (i) 50% of the options become exercisable two years after the date of grant, (ii) an additional 25% of the options become exercisable three years after the date of grant, and
     (iii) the remaining 25% of the options become exercisable four years after the date of grant.

5. These options become exercisable as follows: (i) 25% of the options become exercisable one year after the date of grant, and (ii) an additional 6.25% of the options become exercisable each fiscal quarter thereafter until fully vested.

6. All outstanding options vested in full in connection with the merger of EarthLink Network and MindSpring on February 4, 2000.

TABLE III - OPTION EXERCISES IN FISCAL 1999 AND FISCAL 1999 YEAR-END OPTION
VALUES

     The following table shows the number of shares of Common Stock subject to exercisable and unexercisable stock options held by each of the Named Executive Officers as of December 31, 1999. The table also reflects the values of such options based on the positive spread between the exercise price of such options and the closing sales prices of EarthLink Network and MindSpring common stock as reported on Nasdaq on December 31, 1999.


                                                                  Number of
                                                             Securities Underlying                  Value of Unexercised
                       Shares                                 Unexercised Options                  In-the-Money Options(1)(2)
                      Acquired           Value           -------------------------------        --------------------------------
    Name             on Exercise        Realized         Exercisable       Unexercisable        Exercisable        Unexercisable
    ----             -----------        --------         -----------       -------------        -----------        -------------
Charles G. Betty      738,862         $12,144,661          553,138               --             $ 11,024,913              --
Charles M. Brewer        --               --                 --                68,152               --              $  296,956
Michael S. McQuary     15,000             215,499          517,143             76,945             12,642,977         1,019,916
William S. Heys        84,784           2,537,614           34,322            155,444                448,187         2,464,711
Jon M. Irwin          100,130           2,084,128          190,570               --                2,127,985              --
Brinton O.C. Young    284,642           6,682,505          240,233               --                4,813,290              --


------------

1. The value of "in-the-money" options for Mr. Brewer and Mr. McQuary represents the difference between the exercise price of stock options and $26.4062, the closing sales price on December 31, 1999 for MindSpring's common stock as reported by Nasdaq.

2. The value of "in-the-money" options for Mr. Betty, Mr. Heys, Mr. Irwin and Mr. Young represents the difference between the exercise price of stock options and $26.316, the closing sales price on December 31, 1999 for EarthLink Network's common stock as reported by Nasdaq.

STOCK PERFORMANCE GRAPHS

     The following indexed line graphs indicate the total returns to stockholders for EarthLink Network and MindSpring for periods prior to their merger on February 4, 2000. The Company--EarthLink, Inc.--is a new entity formed by the combination of EarthLink Network and MindSpring, and thus the following graphs indicate the performance of those two entities prior to the merger, rather than the historical performance of the Company. Accordingly, the two graphs are provided for background informational purposes only.

     EARTHLINK NETWORK, INC. The following indexed line graph indicates EarthLink Network's total return to stockholders from January 22, 1997, the date on which the Company's Common Stock began trading on the Nasdaq National Market, to December 31, 1999, as compared to the total return for the Nasdaq Stock Market - US Index and the Chase H&Q Internet index for the same period.
 The calculations in the graph assume that $100 was invested on January 22, 1997, in the Company's Common Stock and each index and also assume dividend reinvestment.




                                   [GRAPH]

     MINDSPRING ENTERPRISES, INC. The following indexed line graph indicates MindSpring's total return to stockholders from March 14, 1996, the date on which the Company's Common Stock began trading on the Nasdaq National Market, to December 31, 1999, as compared to the total return for the Nasdaq Stock Market -US Index and the Chase H&Q Internet index for the same period. The calculations in the graph assume that $100 was invested on January 22, 1997, in the Company's Common Stock and each index and also assume dividend reinvestment.





                                     [GRAPH]

ACCELERATED VESTING AND COMPENSATION CONTINUATION PLAN

     GENERAL. On February 28, 2000, the Board of Directors adopted an Accelerated Vesting and Compensation Continuation Plan (the "AVCC PLAN").
The general purpose of the AVCC Plan is to provide security to certain employees of EarthLink and its affiliates in the event of a Change of Control (as defined) of the Company. For purposes of the AVCC Plan, "Change of Control" generally means a transaction pursuant to which any person acquires more than 50 percent of the voting power of the Company or any merger, reorganization or similar event where the owners of the voting stock of the Company before the event do not own voting stock representing at least 50 percent of the voting power of the Company or its successor after the event. The AVCC Plan generally is a severance pay plan that provides continued compensation and other benefits to certain employees of the Company and its affiliates if their employment terminates for reasons described in the AVCC Plan within a certain time of a Change of Control of the Company. The AVCC Plan as a "welfare plan" is subject to the Employee Retirement Income Security Act of 1974, as amended.

     ADMINISTRATION. The Company generally will administer the AVCC Plan. The Company will have the responsibility for construing and interpreting the AVCC Plan and establishing and amending such rules and regulations as it deems necessary or desirable for the proper administration of the AVCC Plan. Any action or decision the Company takes in connection with the AVCC Plan is final and conclusive on all parties.

     ELIGIBILITY FOR PARTICIPATION. Every common-law employee of the Company or an affiliate (whether employed now or hereafter) who is compensated on a salaried basis and who is either (i) the Chief Executive Officer or President of the Company, (ii) a "direct report" to the Chief Executive Officer or President of the Company holding a position of Vice President or above, (iii) a Vice President or above who is not a "direct report" to the Chief Executive Officer or President of the Company or (iv) an employee or one or more classes of employees (whether or not officers) whom the Board of Directors of the Company selects for participation under the AVCC Plan becomes a participant of the AVCC Plan.

     COMPENSATION CONTINUATION. If at any time within one year after a Change of Control of the Company occurs, the employment of a participating employee is terminated by the Company or an affiliate for any reason other than Cause (as defined below), disability or death or the participating employee voluntarily terminates his employment for Good Reason (as defined below), the Company or affiliate who employs the participating employee shall pay him 12 months of severance pay on a monthly basis and a pro-rated bonus at the end of the severance period. The payment of the severance pay will be consistent with normal payroll practices and subject to applicable withholdings and employment taxes.

     "Cause" generally means (i) the employee's willful and repeated failure to comply with the lawful directives of the Board of Directors of the Company or any affiliate or any other supervisory personnel of the employee, (ii) any criminal act or act of dishonesty or willful misconduct by the employee that has a material adverse effect on the property, operations, business or reputation of the Company or any affiliate, (iii) the material breach by the employee of the terms of any confidentiality, non-competition, non-solicitation or employment agreement that the employee has with the Company or any affiliate or (iv) acts by the employee of willful malfeasance or gross negligence in a matter of material importance to the Company or any affiliate. "Good Reason" generally means the employee voluntarily terminates his employment with the Company or an affiliate within 30 days of one or more of the following events occurring, without the employee's express written consent, (i) a significant diminution in the nature or scope of the employee's authority or his over-all working environment, (ii) the employee being assigned duties that are a significant diminution from his present duties, responsibilities and status, (iii) a material reduction in the employee's rate of base compensation or bonus, or (iv) the change by more than 30 miles of the principal location at which the employee is required to perform services.

     ACCELERATION OF OPTIONS. Additionally, if at any time within five years after a Change of Control of the Company occurs, the employment of the participating employee with the Company or an affiliate terminates for any reason whatsoever, all outstanding stock options that the Company or any affiliate previously granted to such employee before the Change of Control of the Company shall be exercisable (to the extent not previously exercisable) as of the time of termination of employment as described in the next sentence, and such stock options shall remain exercisable thereafter in accordance with the terms of the options and the applicable plans under which they were granted. If the employee was a participant under the AVCC Plan as of March 8, 2000 or became a participant under the AVCC Plan thereafter and the Board of Directors of the Company directed that such employee be treated in the same manner as employees participating in the AVCC Plan on March 8, 2000, all outstanding stock options that the Company or any affiliate previously granted to such employee before the Change of Control shall be exercisable in full (to the extent not previously exercisable); if the employee was not a participant under the AVCC Plan as of March 8, 2000 but became a participant thereafter and the Board of Directors of the Company did not direct that such employee be treated like a participant as of March 8, 2000, all outstanding stock options that the Company or any affiliate previously granted to such employee before the Change of Control shall be exercisable (to the extent not previously exercisable) as if the employee had remained employed with the Company or any affiliate for an additional 24 months from the date of the employee's termination of employment (it being deemed that the employee had an additional 24 months of employment for purposes of determining the extent of the exercisability of such outstanding stock options).

     TERMINATION OF EMPLOYMENT. The AVCC Plan does not confer upon any individual any right to continue in the employ or service of the Company or any affiliate or in any way affect the right or power of the Company or any affiliate to terminate the employment or service of the individual at any time.

     UNFUNDED STATUS. The AVCC Plan is unfunded, and the Company and its affiliates are not required to segregate any assets to fund the benefits, if any, that will become payable under it. Any liability of the Company or any affiliate to any employee with respect to the AVCC Plan is based solely on any contractual obligations that may be created pursuant to the AVCC Plan.

     AMENDMENT AND TERMINATION. The Company will have the right to amend the AVCC Plan from time to time and may terminate it at any time; PROVIDED, however, that after a Change of Control of the Company occurs (i) no amendment may be made that diminishes any employee's rights following such Change of Control and (ii) the AVCC Plan may not be terminated.

                                PROPOSAL 1

               APPROVAL AND ADOPTION OF STOCK INCENTIVE PLAN

     On February 28, 2000, the Board of Directors adopted and recommended for submission to the Stockholders for their approval the Company's Stock Incentive Plan (the "Incentive Plan"). The Board recommends the reservation of 20 million shares of Common Stock for issuance under the Incentive Plan.

     The purposes of the Incentive Plan are to attract and retain the best available personnel, to provide additional incentive to the employees of the Company to promote the success of the Company's business and to enable the Company's employees to share in the growth and prosperity of the Company by providing them with an opportunity to purchase stock in the Company.

     The Board has reserved 20 million shares of Common Stock for grants of options under the Incentive Plan. Since the Company's inception through March 31, 2000, the Compensation Committee of the Company's Board of Directors has not granted options to purchase shares of Common Stock under the Stock Incentive Plan. Accordingly, if the proposal to adopt the Incentive Plan is approved, there will be 20 million shares of Common Stock available for future grants under such plan. The primary features of the Incentive Plan are summarized below.

     GENERAL. The general purpose of the Company's Incentive Plan is to assist the Company in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company by having the right to purchase shares of common stock of the Company. Two types of options may be granted under the Incentive Plan -- incentive stock options ("ISOS") and non-qualified stock options ("NQOS").
As described below, the two types of options result in different tax consequences when optionees exercise the options and dispose of the shares of common stock acquired under the options. Each option granted under the Incentive Plan will be governed by a separate written agreement between the Company and the optionee that specifies the terms and conditions of the option. The Incentive Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be and is not qualified like a retirement plan under Section 401(a) of the Internal Revenue Code of 1986, as amended.

     ADMINISTRATION. The Compensation Committee of the Board of Directors, if the Board of Directors appoints one, or the Board of Directors itself if no such Compensation Committee is appointed, will administer the Incentive Plan on behalf of the Company. Assuming a Compensation Committee (the "COMMITTEE") is appointed, the members of the Committee will serve at the pleasure of the Board of Directors. The Committee shall have the complete authority to grant options on such terms, not inconsistent with the Incentive Plan, as the Committee considers appropriate. The Committee shall have the complete authority (i) to interpret all provisions of the Incentive Plan,
(ii) to prescribe the form of written agreement governing an option, (iii) to accelerate the exercisability of an option, (iv) to adopt, amend and rescind rules and regulations pertaining to the administration of the Incentive Plan, and (v) to make all other determinations necessary or advisable for the administration of the Incentive Plan. Any decision or action of the Committee in connection with the Incentive Plan is final and conclusive on all parties.

     ELIGIBILITY FOR PARTICIPATION. Participation in the Incentive Plan is limited to any employee, contractor, consultant, agent or other service provider of the Company, if the Committee in its sole discretion determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company. Members of the Board of Directors of the Company also may receive options under the Incentive Plan. Notwithstanding the foregoing, an ISO may only be granted to an employee of the Company. Approximately 5,000 people are currently eligible for participation in the Incentive Plan.

     SHARES SUBJECT TO PLAN. The maximum number of shares of common stock that may be issued pursuant to the exercise of options under the Incentive Plan is 20 million, subject to certain adjustments. No individual may be granted, in any calendar year, aggregate options covering more than 750,000 shares of common stock, subject to certain adjustments. If for any reason other than exercise, an option is terminated in whole or in part, the number of shares of common stock allocated to the terminated option may be reallocated and issued pursuant to other options granted under the Incentive Plan. If the Company effects one or more stock dividends, stock splits, subdivisions or consolidations of shares of common stock or other similar changes in capitalization, the maximum number of shares of common stock that may be issued pursuant to the exercise of options and that may be granted to any individual in any one calendar year will be adjusted proportionately. Additionally, in that event the terms of outstanding options also will be adjusted as the Committee determines is equitably required.

     TERMS AND CONDITIONS. Each option shall be evidenced by a written agreement in such form and containing such terms, conditions and restrictions (not inconsistent with the Incentive Plan) as the Committee may determine to be appropriate. When an option is granted, the Committee will designate whether the option is an ISO or a NQO and will specify the number of shares of common stock subject to the option. Although the Committee on the date of grant of the option will determine the price per share for common stock payable upon exercise of the option, the price per share for common stock shall generally not be less than 100 percent of the fair market value of share of common stock on the date of grant for an option that is either a NQO or an ISO. No option shall be exercisable after the expiration of 10 years from the date of grant of the option.

     As a general rule, options are nontransferable except by will or the laws of descent and distribution, except that an option that is not an ISO may be transferred by the optionee to his children, grandchildren, or spouse, to a trust for the benefit of such family members or to a partnership of which such family members are the only partners, provided the optionee does not receive any consideration for the transfer and the transfer is expressly approved by the Committee. All options shall be exercisable in accordance with the terms of the written agreement governing the option, and the Committee may prescribe that an option is exercisable only to the extent that certain performance objectives are attained. Unless the agreement provides otherwise or the Committee in its discretion permits some other medium of payment, an optionee must pay the option price in cash. The Committee in its discretion may permit an optionee to pay part or all of the option price (i) by surrendering shares of common stock that the optionee has held for six months, (ii) by a cashless exercise through a broker, (iii) by delivery of the full recourse interest-bearing promissory note of the optionee, (iv) by some other acceptable medium of payment, or (v) by any combination of the foregoing methods of payment. No optionee shall have any rights as a shareholder with respect to shares of common stock subject to an option until the proper exercise of the option and the issuance to the optionee of the certificates representing the shares of common stock that the optionee has purchased.

     Each option will expire on and after the times specified in the written agreement governing the option. Nevertheless, all rights that an optionee has in an option will be immediately forfeited on and after the time the optionee is discharged from employment with the Company for cause. Cause generally means (i) the optionee's willful and repeated failure to comply with the lawful directives of the Board of Directors of the Company or any supervisory personnel, (ii) any criminal act or act of dishonesty or willful misconduct by the optionee that has a material adverse effect on the property, operations, business or reputation of the Company, (iii) the material breach by the optionee of the terms of any confidentiality or non-competition agreement that the optionee has with the Company or (iv) acts by the optionee of willful malfeasance or gross negligence in a matter of material importance to the Company. Each optionee will be responsible for satisfying, generally in cash, any income and employment tax withholdings attributable to the exercise of an option.

     In the event of or in anticipation of a Change in Control of the Company (as described below), the Committee in its discretion may accelerate the exercisability of some or all outstanding options and (i) may declare that some or all outstanding options are terminated as of a certain date, provided the Committee gives the holders of those options prior written notice of the termination and an opportunity to exercise their options before that time or
(ii) may terminate some or all outstanding options in consideration of payment to the holders of the options with respect to each share of common stock to which the option is then exercisable, the excess of the fair market value of the shares of common stock covered by the exercisable portion of the option over the option price. The Committee may elect to make such payment in cash, voting stock or other property. Notwithstanding the foregoing, the Committee shall not terminate any options to the extent that any written provision is made for their continuance and assumption by a successor company in connection with the Change in Control. Change in Control generally means a transaction pursuant to which any person acquires 40 percent or more of the voting power of the Company or any merger, reorganization or similar event where the owners of the voting stock of the Company before the event do not own voting stock representing at least 60 percent of the voting power of the Company or its successor after the event.

     TERMINATION OF EMPLOYMENT. Any option granted to an optionee who is an employee and whose employment with the Company is terminated will be canceled, accelerated, paid or continued, as provided in the applicable written agreement governing the option. Neither the Incentive Plan nor any agreement granting an option confers upon any individual any right to continue in the employ or service of the Company or in any way affects the right or power of the Company to terminate the employment or service of that individual at any time with or without stating a reason therefor.

     UNFUNDED STATUS. The Incentive Plan is unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants of options under the Incentive Plan. Any liability of the Company to any person with respect to any grant of an option under the Incentive Plan is based solely on any contractual obligations that may be created pursuant to the Incentive Plan. No interest of an optionee in any option shall be liable or subject to any lien, obligation or liability of the optionee.

     AMENDMENT AND TERMINATION OF THE INCENTIVE PLAN. The Board of Directors of the Company may amend the Incentive Plan from time to time or terminate the Incentive Plan; provided, however, that no amendment may be effective until shareholder approval is obtained if (i) the amendment increases the number of shares of common stock that may be issued under the Incentive Plan or (ii) the amendment changes the individuals eligible to receive options under the Incentive Plan. No amendment may adversely affect any rights of an optionee under any outstanding option without the optionee's consent. No option may be granted under the Incentive Plan 10 years after the Board of Directors adopts the Incentive Plan.

     TAX CONSEQUENCES. NQOs and ISOs have different tax consequences. An optionee generally will not recognize any taxable income on the receipt of a NQO. On exercise of the NQO, the optionee will recognize as ordinary income the excess of the fair market value of the common stock he purchases over the purchase price he pays. The optionee will be required to pay any applicable income and employment tax withholdings relating to the ordinary income he recognizes on exercise of the NQO. The optionee will have a tax basis in the shares of common stock he purchases equal to the amount he paid for the stock plus the amount he included in income on exercise of the option, and his holding period for tax purposes of the shares of common stock begins on the day he purchases them. The optionee then will recognize capital gain (or loss) on a subsequent sale of the stock to the extent the amount realized on the sale exceeds (or is less than) his tax basis in the stock sold. That gain will be taxed as a long-term (if the stock is held for more than one year) or short-term (if the stock is held for one year or less) capital gain, depending on the time the optionee held the shares of stock before he sold them.

     An optionee generally will not recognize any taxable income on the receipt of an ISO or on the exercise of an ISO (although the exercise of the ISO can increase the optionee's alternative minimum tax liability). The optionee's tax basis in the shares of common stock he purchases generally is equal to the purchase price he paid for the stock. His holding period for tax purposes of the stock begins on the day he purchases the stock. The optionee then will recognize taxable income on any subsequent sale of the shares of common stock. Provided the sale occurs more than two years after the grant of the ISO and more than one year after the optionee purchases the stock, the optionee will recognize on the sale capital gain (or loss) to the extent the amount realized on the sale exceeds (or is less than) his tax basis in the stock. That gain (or loss) will be taxed as long-term capital gain (or loss). However, if the sale occurs on or before two years after the date of grant of the ISO or one year after the optionee purchases the stock, the optionee will have made a "disqualifying disposition" of the stock. In that event, the optionee will recognize as ordinary income in the year of the sale the excess of the fair market value of the shares of stock on the date of exercise of the ISO over the purchase price he paid for the stock. Then, any additional gain the optionee realizes on the sale (in excess of the ordinary income he recognizes) will be treated as long-term (if the stock is held for more than one year) or short-term (if the stock is held for one year or less) capital gain, depending on the length of time he held the stock before he sold it. A special rule applies to a disqualifying disposition of stock where the amount the optionee realizes on the sale is less than the fair market value of the stock on the date he exercised the ISO. In that event, the optionee generally will recognize as ordinary income the difference between the amount realized on the sale and the purchase price he paid. Any additional loss will be treated as a long-term or short-term capital loss, depending on the length of time the optionee held the stock before he sold it.

     Each of the foregoing tax consequences will be different if the optionee uses shares of common stock he has held for six months to pay the exercise price of an option.

     The Company generally will not be entitled to a federal income tax deduction with respect to the grant or exercise of an ISO. In the event an optionee disposes of shares of common stock acquired under an ISO in a disqualifying disposition, the employer corporation (the Company) generally will be entitled to a federal income tax deduction equal to the amount of ordinary income the optionee recognizes. On the other hand, the exercise of an NQO generally will entitle the employer corporation (the Company) to deduct an amount equal to the ordinary income the optionee recognizes on exercise of the option. In that case, the employer corporation will be required to withhold or obtain payment from the optionee for the amount of any applicable income and tax withholdings applicable to the optionee's exercise of the NQO.

     Ordinary income and short-term capital gain currently are subject to a maximum federal tax rate of 39.6 percent while long-term capital gain generally is subject to a maximum federal tax rate of 20 percent (10 percent for individuals in the 15 percent tax bracket).

                        THE BOARD OF DIRECTORS UNANIMOUSLY
                        RECOMMENDS A VOTE "FOR" PROPOSAL 1.

     Set forth below is the number of incentive stock options that had been granted to certain employees of the Company under the stock option plans of EarthLink Network and MindSpring prior to their merger on February 4, 2000 that remained outstanding as of December 31, 1999. On December 31, 1999, the closing price for EarthLink Network's common stock was $26.316 and $26.4062 for MindSpring's common stock, as reported by Nasdaq.


                                                                   Incentive
              Name                                                  Options
              ----                                                  -------
              Charles G. Betty.................................    553,138 (1)
              Charles M. Brewer................................     68,152 (2)
              Michael S. McQuary...............................    594,088 (3)
              William S. Heys..................................    189,766 (4)
              Brinton O. C. Young..............................    240,233 (5)
              Jon M. Irwin.....................................    190,570 (6)
              All Executive Officers as a Group (6 Persons)....  1,835,947 (7)
              Non-Executive Officer Employees as a Group.......  9,636,053 (8)

----------------
1.   565,250 granted January 15, 1996; 242,250 granted September 24, 1996,
     242,250 granted February 10, 1998; 242,250 granted June 5, 1998. This figure was adjusted to reflect the exercise of 738,862 options by Mr. Betty as of December 31, 1999.

2.   14,628 granted January 27, 1998;  53,524 granted May 21, 1999.

3.   309,882 granted June 27, 1995; 92,892 granted January 24, 1996, 62,112 granted August 20, 1996; 77,472 granted February 26, 1997; 14,628 granted January 27, 1998; 52,102 granted May 21, 1999. This figure was adjusted to reflect the exercise of 15,000 options by Mr. McQuary as of December 31, 1999.

4. 242,250 granted January 2, 1998; 32,300 granted January 21, 1999. This figure was adjusted to reflect the exercise of 84,784 options by Mr. Heys as of December 31, 1999.

5. 363,375 granted May 7, 1996; 161,500 granted February 4, 1998. This figure was adjusted to reflect the exercise of 284,642 options by Mr. Young as of December 31, 1999.

6.   64,600 granted November 1, 1995; 96,900 granted January 23, 1997, 32,300 granted February 5, 1998; 32,300 granted October 29, 1998; 32,300 granted January 21, 1999; 32,300 granted July 22, 1999. This figure was adjusted to reflect the exercise of 100,130 options by Mr. Irwin as of December 31, 1999.

7. Represents a total of 3,059,375 options granted less the exercise and purchase of 1,223,428 shares.

8. Represents options granted to 3,327 employees under the stock option plans of EarthLink Network and MindSpring. This figure was adjusted to reflect both the recapture of 2,832,000 options pursuant to employee terminations and the exercise of 3,278,582 options by employees as of December 31, 1999.


                                       PROPOSAL 2

                                 APPROVAL AND ADOPTION OF
                       STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

     On February 28, 2000, the Board of Directors adopted and recommended for submission to the stockholders for their approval the Company's Stock Option Plan for Non-Employee Directors (the "DIRECTOR PLAN"). The Board recommends the reservation of 350,000 shares of Common Stock for issuance under the Director Plan.

     GENERAL INFORMATION. The general purpose of the Company's Director Plan is to assist the Company in attracting and retaining qualified and experienced individuals for service as non-employee directors of the Company by enabling such individuals to participate in the future success of the Company by having the right to purchase shares of common stock of the Company. Only non-qualified stock options ("NQOS") may be granted under the Director Plan. Each NQO granted under the Director Plan will be governed by a separate written agreement between the Company and the non-employee director that specifies the terms and conditions of the option granted to such non-employee director. The Director Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be and is not qualified like a retirement plan under Section 401(a) of the Internal Revenue Code of 1986, as amended.

     ADMINISTRATION. The Board of Directors of the Company will administer the Director Plan on behalf of the Company. The Board of Directors will have the sole responsibility (i) for construing and interpreting the Director Plan, (ii) for establishing and amending such rules and regulations as it deems necessary or desirable for the proper administration of the Director Plan, and (iii) for resolving all questions arising under the Director Plan. Any action or decision the Board of Directors takes in connection with the Director Plan is final and conclusive on all parties. Notwithstanding the foregoing, all grants of NQOs under the Director Plan are automatic and non-discretionary and subject to the terms and conditions the Director Plan provides.

     ELIGIBILITY FOR PARTICIPATION. All directors of the Company who are not officers or employees of the Company are eligible to participate in the Director Plan during the time they serve as non-employee directors. Non-employee directors who serve as consultants to the Company are eligible for participation in the Director Plan. A non-employee director's right to participate in the Director Plan automatically terminates on and after the time he or she is no longer serving as a non-employee director of the Company. Currently, eight persons are eligible to participate in the Director Plan.

     SHARES SUBJECT TO DIRECTOR PLAN. The maximum number of shares of common stock that may be issued pursuant to the exercise of NQOs under the Director Plan is 350,000, subject to certain adjustments. If for any reason other than exercise, a NQO is terminated in whole or in part, the number of shares of common stock allocated to the terminated NQO may be reallocated and issued pursuant to other NQOs granted under the Director Plan. If the Company effects one or more stock dividends, stock splits, subdivisions or consolidations of shares of common stock or other similar changes in capitalization, the maximum number of shares that may be issued pursuant to the exercise of NQOs will be adjusted proportionately. Additionally, in such case the terms of outstanding NQOs also will be adjusted as the Board of Directors determines is equitably required.

     GRANTS OF NQOS UNDER THE DIRECTOR PLAN. Each non-employee director who was in office on March 8, 2000 shall be granted a NQO to purchase 15,000 shares of common stock upon adoption of the Director Plan. Each non-employee director who is elected or appointed to the Board of Directors after March 8, 2000 shall be granted at such time of election or appointment a NQO to purchase 35,000 shares of common stock. Thereafter, each non-employee director who was in office on March 8, 2000 shall, as of the first business day of each fiscal year of the Company beginning after the effective date of the Director Plan, be granted an option to purchase 15,000 shares of common stock.

     TERMS AND CONDITIONS OF NQOS. Each NQO granted under the Director Plan will be evidenced by a written agreement containing such terms, conditions and restrictions as are consistent with the Director Plan. The purchase price of each share of common stock that may be purchased on exercise of a NQO generally shall be the fair market value of a share of common stock as of the date the NQO is granted. NQOs granted under the Director Plan become exercisable as follows: one-third of the granted options become exercisable on each anniversary of such applicable grant until all such granted options are exercisable, provided that such director is still serving as a director on such vesting date and that the

NQO does not expire by its terms before such time. As a general rule, NQOs are nontransferable except by will or the laws of descent and distribution, except that a NQO may be transferred by the non-employee director to his spouse or lineal descendants, or to a trust for the benefit of such family members or a partnership of which such family members are the only partners, where the non-employee director does not receive any consideration for the transfer and the transfer is expressly approved by the Board of Directors. A non-employee director generally may exercise the NQO by paying the purchase price by a cashier's or certified check. Nevertheless, the Board of Directors, in its discretion, may permit the non-employee director to pay the purchase price of the stock (i) in shares of common stock that the non-employee director has owned for at least six months prior to the date of exercise valued at their fair market value on the day preceding the date of exercise equal to the exercise price of the NQO, (ii) in a cashless exercise through a broker or (iii) by any combination of the foregoing methods of payment. The non-employee director will not have any rights as a shareholder with respect to shares of common stock acquired pursuant to a NQO until the proper exercise of the NQO and the issuance to the non-employee director of certificates representing the shares of common stock that the non-employee director has purchased.

     Subject to earlier termination, all NQOs expire no later than 10 years from their date of grant. The NQO of a non-employee director whose status as a director terminates because of death or disability may be exercised, to the extent exercisable on the date of death or disability, at any time within one year after the date of such termination or prior to the date on which the NQO expires by its terms, whichever is earlier. The NQO of a non-employee director whose status as a director terminates because of removal from the Board of Directors on or within one year after a Change of Control (as defined below), may be exercised, to the extent exercisable on the date of such termination, at any time within three months after the date of such termination or prior to the date on which the NQO expires by its terms, whichever is earlier. The NQO of a non-employee director whose status as a director terminates for any other reason may be exercised, to the extent exercisable on the date of such termination, within three months after the date of termination or prior to the date on which the NQO expires by its terms, whichever is earlier.

     Immediately prior to a Change in Control or a Board of Director-authorized termination of NQOs granted hereunder (as described in the next sentence below), all outstanding NQOs that the Company previously granted to such non-employee director before the Change of Control shall be exercisable (to the extent not previously exercisable) as if the director had remained on the Board of Directors for an additional 18 months from the date of the Change in Control (it being deemed that the director had an additional 18 months on the Board of Directors for purposes of determining the extent of the exercisability of such outstanding NQOs), PROVIDED that such extension is only applicable to non-employee directors still serving on the Board of Directors at such time. In the event of or in anticipation of a Change in Control, the Board in its discretion may (i) declare that some or all outstanding NQOs terminate on or before the Change in Control without any payment to the holder of the NQO, if the Board gives the holder prior written notice of such termination and the right to exercise and purchase their outstanding and exercisable NQOs before such date, and/or (ii) terminate some or all outstanding NQOs on the consummation of the Change in Control in consideration of payment to the holder of such exercisable NQOs of the excess of the fair market value of the shares subject to the NQO over the NQO exercise price. Change in Control generally means any transaction pursuant to which any person or entity acquires more than 50 percent of the voting power of the Company or any merger, reorganization or similar event in which owners of the voting stock of the Company before the event do not own voting stock representing more than 50 percent of the voting power of the Company or its successor immediately after the event. Each non-employee director shall be responsible for satisfying the income or tax withholdings, if any, attributable to participation in the Director Plan and the exercise of any NQOs.

     TERMINATION OF DIRECTORSHIP. Any NQO granted to a non-employee director whose status as a director is terminated will be canceled, accelerated, paid or continued, as provided in the Director Plan. Neither the Director Plan nor any agreement granting a NQO confers upon any individual any right to continue as a director of the Company or in any way affects the right or power of the shareholders of the Company or the Board of Directors to terminate the service of any individual as a director at any time with or without stating a reason therefor.

     UNFUNDED STATUS. The Director Plan is unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants of NQOs under the Director Plan. Any liability of the Company to any person with respect to any grant of a NQO under the Director Plan is based solely on any contractual obligations that may be created pursuant to the Director Plan. No interest of a non-employee director in any NQO shall be liable or subject to any lien, obligation or liability of the non-employee director.

     AMENDMENT AND TERMINATION. The Board of Directors of the Company may amend the Director Plan from time to time or terminate the Director Plan. No amendment or termination may adversely affect any rights of a non-employee director under any outstanding NQOs without the director's consent.

     TAX CONSEQUENCES. A non-employee director generally will not recognize any taxable income on the receipt of a NQO. On exercise of the NQO, the non-employee director will recognize as ordinary income the excess of the fair market value of the common stock he purchases over the purchase price he pays. The non-employee director will have a tax basis in the shares of common stock he purchases equal to the amount he paid for the stock plus the amount he included in ordinary income on exercise of the NQO, and his holding period for tax purposes of the shares of common stock begins on the day he purchases them. The non-employee director then will recognize capital gain (or loss) on any subsequent sale of the stock to the extent the amount realized on the sale exceeds (or is less than) the non-employee director's tax basis in the stock sold. That gain will be taxed as a long-term (if the stock is held more than one year) or short-term (if the stock is held one year or less) capital gain, depending on the time the director held the shares of stock before he sold them. Ordinary income and short-term capital gains currently are subject to a maximum federal tax rate of 39.6 percent while long-term capital gains generally are subject to a maximum federal tax rate of 20 percent (10 percent for individuals in the 15 percent tax bracket). The foregoing tax consequences will be different if the non-employee director uses shares of common stock he has owned for six months to pay the exercise price of any NQO.

                    THE BOARD OF DIRECTORS UNANIMOUSLY
                    RECOMMENDS A VOTE "FOR" PROPOSAL 2.


                             OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment.

                        SOLICITATION OF PROXIES

     The cost of the solicitation of proxies on behalf of the Company will be borne by the Company. The Company has engaged American Stock Transfer &
Trust Company to assist it in the proxy solicitation process and will pay such firm approximately $3,000 for its services (exclusive of postage fees). In addition, directors, officers and other employees of the Company may, without additional compensation except reimbursement for actual expenses, solicit proxies by mail in person or by telecommunication. The Company will reimburse brokers, fiduciaries, custodians and other nominees for out-of-pocket expenses incurred in sending the Company's proxy materials to, and obtaining instructions relating to such materials from, beneficial owners.

                            INDEPENDENT ACCOUNTANTS

     The firms of PricewaterhouseCoopers LLP and Arthur Andersen LLP served as independent accountants for EarthLink Network and MindSpring, respectively, for their fiscal years ended December 31, 1999.
Representatives of both firms are expected to attend the Annual Meeting to respond to questions from stockholders and to make statements if either of the representatives so desires.

                  STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     Any proposal that a stockholder may desire to have included in the Company's proxy material for presentation at the 2000 Annual Meeting must be received by the Company at its executive offices at 1430 West Peachtree St., Suite 400, Atlanta, Georgia 30309 , Attention Samuel DeSimone, Secretary, on or prior to December 31, 2000.

                                  ANNUAL REPORT

     A copy of the Company's Annual Report to Stockholders and its Annual Report on Form 10-K for the year ended December 31, 1999 (which are not part of the Company's proxy soliciting material) are being mailed to the Company's stockholders with this Proxy Statement. The Company filed an Annual Report on Form 10-K for the year ended December 31, 1999 with the Securities and Exchange Commission.



                                       By order of the Board of Directors,


                                       /s/ Charles M. Brewer
                                       ----------------------
                                       Charles M. Brewer
                                       CHAIRMAN OF THE BOARD


Atlanta, Georgia
April 28, 2000

                         APPENDIX TO PROXY STATEMENT OF EARTHLINK, INC.(4-28-00)


                            E A R T H L I N K,  I N C.

                                  AUDIT COMMITTEE
                                      OF THE
                                BOARD OF DIRECTORS

                                   C H A R T E R


CHARTER; PURPOSE AND FUNCTION OF COMMITTEE

     This document shall be the official Charter of the Audit Committee (the "COMMITTEE") of the Board of Directors (the "BOARD") of EarthLink, Inc., a Delaware corporation (the "COMPANY"). The primary function of the Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing: (a) the financial reports and other financial information provided by the Company to any governmental body or the public, (b) the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established, and (c) the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Committee shall be accountable and responsible to the full Board. The Committee's primary duties and responsibilities are to:

     - Serve as independent and objective party to monitor the Company's financial reporting process and internal control systems;

     - Review and appraise the audit efforts of the Company's independent accountants and internal auditing department; and

     - Provide open channels of communication among the Company's independent accountants, financial and senior management, the internal auditing department and the Board.

     The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

COMPOSITION; QUALIFICATIONS OF COMMITTEE MEMBERS

     A. COMPOSITION. The Committee shall be comprised of three (3) or more members of the Board, which number shall be determined by the Board from time to time in its discretion.

     B. QUALIFICATIONS. Each member of the Committee shall be an INDEPENDENT DIRECTOR and have FINANCIAL KNOWLEDGE (each as defined herein), and shall be free from any relationship that, in the judgment of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. At least one (1) member of the Committee shall have FINANCIAL EXPERIENCE (as defined herein).

ELECTION AND MEETINGS

     A. ELECTION. The initial members of the Committee shall be appointed by the Board. Thereafter, the Board shall appoint the members of the Committee annually, which shall otherwise shall serve until their successors shall be duly elected and qualified. Unless a Chairman of the Committee is appointed by the Board, the members of the Committee may designate a Chairman by majority vote of the full Committee.

     B. MEETINGS. The Committee shall meet at least four times annually, or more frequently as circumstances require in the discretion of the Committee and the Board. As an element of its duties to encourage and facilitate open communication, the Committee should meet at least annually with representatives from the Company's executive management, internal auditing department and its independent accountants in separate sessions to discuss any matters that the Committee or any of these groups believe should be discussed. In addition, the Committee or at least its Chairman (if one exists) should meet with the independent accountants and a representative(s) of the Company's management at least quarterly to review the Company's financial statements consistent with the provisions of IV (4) -- Documents/Reports Review below.

RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties, the Committee shall:

DOCUMENTS/REPORTS REVIEW

     1. Review, and if it deems necessary or appropriate, update this Charter periodically, at least annually.

     2. Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body, or to the public, including any certification, report, opinion or review rendered by the Company's independent accountants.

     3. Review the regular internal reports to management prepared by the Company's internal auditing/accounting department and management's response to such reports.

     4. Review with the Company's financial management and its independent accountants, prior to filing with the Securities and Exchange Commission, all 10-Q Quarterly Reports, 10-K Annual Reports, 8-K Current Reports and other reports that contain financial information. The Chairman of the Committee may represent the entire committee for purposes of these reviews.

INDEPENDENT ACCOUNTANTS

     5. Recommend to the Board the Committee's selection of an independent accounting firm, considering independence and effectiveness and other factors it deems appropriate and in the best interests of the Company, and approve the fees and other compensation to be paid to such independent accounting firm. On at least an annual basis, the Committee should receive from the independent accounting firm a formal written statement delineating and describing all relationships between the Company and such firm, consistent with the INDEPENDENCE STANDARDS BOARD'S STANDARD 1. The Committee should review and discuss with the independent accounting firm all such identified relationships or services to examine and determine the independence and objectivity of the accounting firm. The Committee shall take all appropriate action, or recommend to the Board such appropriate actions, to oversee the independence of such accounting auditors.

     6. Review and evaluate the performance of the independent accounting firm, and when appropriate, recommend to the Board or implement a discharge and replacement of the accounting firm when circumstances warrant.

     7. Periodically consult with the independent accounting firm out of the presence of the Company's management regarding internal controls and the fullness and accuracy of the Company's financial statements.

FINANCIAL REPORTING PROCESS

     8. In consultation with the independent accounting firm and the Company's internal accounting personnel/auditors, review the integrity of the Company's financial reporting process, both internal and external.

     9. Consider the independent accounting firm's judgments about the quality and appropriateness of the Company's accounting principles as applied to its financial reporting.

    10. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent accounting firm, management of the Company and/or its internal accounting department.

PROCESS AND ORGANIZATIONAL IMPROVEMENTS

    11. Establish regular and separate systems of reporting to the Committee by each of management, the independent accounting firm, and the Company's internal accounting department regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

    12. Following completion of the annual audit, review separately with each of management, the independent accounting firm and the Company's internal accounting department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

    13. Review any significant disagreement among management and the independent accounting firm or the Company's internal accounting department in connection with the preparation of the financial statements.

    14. Review with the independent accounting firm, the Company's internal accounting department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as determined by the Committee.

    15. Review the organizational structure of the Company's internal auditing department and the qualifications of the managers of such department, and recommend any appropriate changes to the Company's management.

LEGAL COMPLIANCE; GENERAL

    16. Review, with the Company's outside legal counsel, legal compliance matters, including corporate securities trading policies.

    17. Review, with the Company's outside legal counsel, any legal matter that could have a significant impact on the Company's financial statements.

    18. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

                            * * * * * * * * * * * * *

                                   DEFINITIONS


INDEPENDENT DIRECTOR -- A person other than an officer or employee of the Company or any of its subsidiaries or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent for these purposes:

     (a) a director who is employed by the Company or any of its affiliates for the current year or any of the past three (3) years;

     (b) a director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan or other non-discretionary compensation;

     (c) a director who is a member of the immediate family of an individual who is, or has been in any of the past three (3) years, employed by the Company or any of its affiliates as an executive officer. Immediate family members include a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law and anyone who resides in such person's home;

     (d) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three (3) years; or

     (e) a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

     Pursuant to Rule 4310 of the Nasdaq National Market Listing Requirements, one director who is not an Independent Director as defined above and who is not a current employee or an immediate family member of such employee, may be appointed to the Audit Committee if the full Board of Directors, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required in the best interests of the Company and its stockholders, and the Board of Directors discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

FINANCIAL KNOWLEDGE -- A working familiarity with basic finance and accounting practices, including the ability to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. Persons who will become so qualified within a reasonable period of time after his or her appointment to the Audit Committee also comply with this provision. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

FINANCIAL EXPERIENCE -- Past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

                                 *  *  *  *  *

                                 EARTHLINK, INC.

                              STOCK INCENTIVE PLAN

                                TABLE OF CONTENTS

ARTICLE I  DEFINITIONS............................................................................................1

   1.01. ACCELERATION DATE........................................................................................1
   1.02. ADMINISTRATOR............................................................................................1
   1.03. AGREEMENT................................................................................................1
   1.04. BOARD....................................................................................................1
   1.05. CAUSE....................................................................................................1
   1.06. CHANGE IN CONTROL........................................................................................1
   1.07. CODE.....................................................................................................2
   1.08. COMMITTEE................................................................................................2
   1.09. COMMON STOCK.............................................................................................2
   1.10. COMPANY..................................................................................................2
   1.11. CONTROL CHANGE DATE......................................................................................2
   1.12. EMPLOYEE.................................................................................................2
   1.13. EXCHANGE ACT.............................................................................................2
   1.14. FAIR MARKET VALUE........................................................................................2
   1.15. INCENTIVE STOCK OPTION...................................................................................3
   1.16. NONQUALIFIED STOCK OPTION................................................................................3
   1.17. OPTION...................................................................................................3
   1.18. PARTICIPANT..............................................................................................3
   1.19. PERMITTED TRANSFEREES....................................................................................3
   1.20. PERSON...................................................................................................3
   1.21. PLAN.....................................................................................................3
   1.22. SUBSIDIARY...............................................................................................3
   1.23. TEN PERCENT SHAREHOLDER..................................................................................4
   1.24. VOTING STOCK.............................................................................................4

ARTICLE II  PURPOSES..............................................................................................4

ARTICLE III  ADMINISTRATION.......................................................................................4

ARTICLE IV  ELIGIBILITY...........................................................................................5

ARTICLE V  STOCK SUBJECT TO PLAN..................................................................................5

   5.01. SHARES ISSUED............................................................................................5
   5.02. AGGREGATE LIMITS.........................................................................................5
   5.03. INDIVIDUAL LIMITS........................................................................................5
   5.04. REALLOCATION OF SHARES...................................................................................5

ARTICLE VI  TERMS AND CONDITIONS OF ALL OPTIONS...................................................................5

   6.01. GRANTS...................................................................................................5
   6.02. OPTION PRICE.............................................................................................6
   6.03. MAXIMUM OPTION PERIOD....................................................................................6
   6.04. NONTRANSFERABILITY.......................................................................................6
   6.05. EMPLOYEE STATUS..........................................................................................6
   6.06. CHANGE IN CONTROL........................................................................................6
   6.07. EXERCISE.................................................................................................7
   6.08. PERFORMANCE OBJECTIVES...................................................................................7
   6.09. PAYMENT..................................................................................................7
   6.10. SHAREHOLDER RIGHTS.......................................................................................8
   6.11. FORFEITURE PROVISIONS....................................................................................8
   6.12. OTHER CONDITIONS.........................................................................................8
   7.01. RELOAD PROVISION.........................................................................................8

ARTICLE VII  ADDITIONAL TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS...........................................9

   7.01. EMPLOYEE STATUS..........................................................................................9
   7.02. EXERCISE PRICE...........................................................................................9
   7.03. AGGREGATE EXERCISE LIMITS................................................................................9
   7.04. RESTRICTIONS ON TEN-PERCENT SHAREHOLDERS.................................................................9
   7.05. VALIDITY OF OPTIONS......................................................................................9
   7.05. NOTIFICATION UPON SELL...................................................................................9

ARTICLE VIII  LIMITATION ON BENEFITS.............................................................................10

ARTICLE IX  ADJUSTMENT UPON CHANGE IN COMMON STOCK...............................................................10

ARTICLE X  COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES.................................................10

   10.01. COMPLIANCE.............................................................................................11
   7.01. POSTPONEMENT OF EXERCISE................................................................................11

ARTICLE XI  GENERAL PROVISIONS...................................................................................12

   11.01. EFFECT ON EMPLOYMENT AND SERVICE.......................................................................12
   11.02. UNFUNDED PLAN..........................................................................................12
   11.03. TAX WITHHOLDING........................................................................................12
   11.04. GOVERNING LAW..........................................................................................13

ARTICLE XII  AMENDMENT...........................................................................................13

ARTICLE XIII  DURATION OF PLAN...................................................................................13

ARTICLE XIV  EFFECTIVE DATE OF PLAN..............................................................................13

ARTICLE XV  RULES OF CONSTRUCTION................................................................................13

                                 EARTHLINK, INC.
                              STOCK INCENTIVE PLAN

                                    ARTICLE I

                                   DEFINITIONS

         1.01. ACCELERATION DATE means the earlier of (i) the date that the Board approves a transaction or series of transactions that, if consummated, would result in a Change in Control or (ii) the date that an agreement is entered into with respect to a transaction or series of transactions that, if consummated, would result in a Change in Control.

         1.02. ADMINISTRATOR means the Committee and any delegate of the Committee that is appointed in accordance with Article III.

         1.03. AGREEMENT means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Option granted to the Participant.

         1.04. BOARD means the Board of Directors of the Company.

         1.05. CAUSE means (i) the Participant's willful and repeated failure to comply with the lawful directives of the Board, the Board of Directors of any Subsidiary or any supervisory personnel of the Participant, (ii) any criminal act or act of dishonesty or willful misconduct by the Participant that has a material adverse affect on the property, operations, business or reputation of the Company or any Subsidiary, (iii) the material breach by the Participant of the terms of any confidentiality or noncompetition agreement that the Participant has with the Company or any Subsidiary or (iv) acts by the Participant of willful malfeasance or gross negligence in a matter of material importance to the Company or any Subsidiary. For purposes of the Plan, in no event shall any termination of employment be deemed for Cause unless the Company's Chief Executive Officer concludes that the situation warrants a determination that the Participant's employment terminated for Cause; in the case of the Chief Executive Officer, any determination that the Chief Executive Officer's employment terminated for Cause shall be made by the Board acting without the Chief Executive Officer.

         1.06. CHANGE IN CONTROL means the occurrence of any of the following:
(i)(a) the Company consolidates with, or merges with or into, another Person,
(b) there is a merger, reorganization, consolidation, share exchange or other transaction involving the Voting Stock of the Company, (c) the Company sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of the assets of the Company to any Person, (d) any Person consolidates with, or merges with or into, the Company, or (e) any similar event, where with respect to each of the events described in (a) through (e) the outstanding Voting Stock of the Company is converted into or exchanged for cash, securities or other property, except that none of the foregoing events will constitute a Change in Control where the outstanding Voting Stock of the Company is converted into or exchanged for Voting Stock of the surviving or transferee Person and the beneficial owners of the Voting Stock of the Company immediately before such event own, directly or indirectly, Voting Stock representing not less than 60 percent of the voting power of the Voting Stock of the surviving or transferee Person immediately after such event, or (ii) any transaction that results in any person, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, beneficially owning Voting Stock of the Company representing, directly or indirectly, 40 percent or more of the voting power of the Voting Stock of the Company, or (iii) the approval by the holders of Voting Stock of the Company of any plan or proposal for liquidation or dissolution of the Company or (iv) the consummation of any other transaction that a majority of the Board, in its sole and absolute discretion, determines constitutes a Change in Control for purposes of this Plan.

         1.07. CODE means the Internal Revenue Code of 1986, as amended.

         1.08. COMMITTEE means the Compensation Committee of the Board, if the Board appoints one, or the Board itself if no Compensation Committee is appointed. If such Compensation Committee is appointed, if and to the extent deemed necessary by the Board, such Compensation Committee shall consist of two or more non-employee outside directors, all of whom are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Code.

         1.09. COMMON STOCK means the voting common stock, $.01 par value per share, of the Company.

         1.10. COMPANY means EarthLink, Inc.

         1.11. CONTROL CHANGE DATE means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the "Control Change Date" is the date of the last of such transactions.

         1.12. EMPLOYEE means any person whom the Company or any Subsidiary employs under the rules of Section 3401(c) of the Code and the regulations thereunder.

         1.13. EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

         1.14. FAIR MARKET VALUE means, on any given date, the fair market value of a share of Common Stock as the Administrator in its discretion shall determine; provided, however, that the Administrator shall determine Fair Market Value without regard to any restriction other than a restriction which, by its terms, will never lapse and, if the shares of Common Stock are traded on any stock exchange, the Fair Market Value of a share of Common Stock shall be the closing price of a share of Common Stock as reported on such stock exchange on such date, or if the shares of Common Stock are not traded on such stock exchange on such date, then on the next preceding day that the shares of Common Stock were traded on such stock exchange, all as reported by such source as the Administrator shall select. The Fair Market Value that the Administrator determines shall be final, binding and conclusive on the Company and each Participant.

         1.15. INCENTIVE STOCK OPTION means an Option that is subject to Section 422 of the Code.

         1.16. NONQUALIFIED STOCK OPTION means an Option that is not subject to
Section 422 of the Code.

         1.17. OPTION means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in the Agreement that specifies the terms and conditions of the Option.

         1.18. PARTICIPANT means an Employee, contractor, agent or other service provider of the Company or any Subsidiary, including a member of the Board, who satisfies the requirements of Article IV and who the Administrator selects to receive an Option.

         1.19. PERMITTED TRANSFEREES means, with respect to any Person that is a natural person, (i) such individual's spouse, estate, lineal descendants, heirs, executors, legal representatives and administrators and (ii) any trust for the benefit of any of the foregoing, and with respect to any Person that is not a natural person, any other Person controlled by such Person.

         1.20. PERSON means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or any other entity of any kind.

         1.21. PLAN means the EarthLink, Inc. Stock Incentive Plan.

         1.22. SUBSIDIARY means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         1.23. TEN PERCENT SHAREHOLDER means any individual who (considering the stock attribution rules described in Section 424(d) of the Code) owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, its parent within the meaning of Section 424(e) of the Code or any Subsidiary.

         1.24. VOTING STOCK with respect to any specified Person means any class or classes of stock of the specified Person pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of the specified Person.

                                   ARTICLE II

                                    PURPOSES

         This Plan is intended to assist the Company and its Subsidiaries in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the grant of Options. The proceeds the Company receives from the sale of Common Stock pursuant to any Participant's exercise of an Option shall be used for general corporate purposes.

                                   ARTICLE III

                                 ADMINISTRATION

         The Administrator shall have the complete authority to grant Options on such terms (not inconsistent with the provisions of this Plan), as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option. The Administrator also shall administer the Plan. The Administrator shall have the complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to accelerate the exercisability of an Option; to adopt, amend and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision or action of the Administrator in connection with the administration of this Plan shall be final and conclusive. Neither the Administrator nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan, any Agreement or any Option. The Company shall bear all expenses of administering this Plan. The Administrator, in its discretion, may delegate to one or more officers of the Company or another committee of the Board, all or part of the Administrator's authority and duties with respect to grants of Options to Participants who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Administrator may revoke or amend the terms of such delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan.

                                   ARTICLE IV

                                   ELIGIBILITY

         Any Employee, contractor, consultant, agent or other service provider of the Company or any Subsidiary (including a corporation that becomes a Subsidiary after the adoption of this Plan) is eligible to receive Options if the Administrator, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or any Subsidiary. Members of the Board or the Board of Directors of any Subsidiary also may receive Options.

                                    ARTICLE V

                              STOCK SUBJECT TO PLAN

         5.01. SHARES ISSUED. On the exercise of any Option, the Company may deliver to the Participant (or the Participant's broker if the Participant so directs) shares of Common Stock from its authorized but unissued shares of Common Stock or from reacquired shares of Common Stock.

         5.02. AGGREGATE LIMITS. The maximum number of shares of Common Stock that may be issued under this Plan pursuant to the exercise of Options is 20,000,000 shares of Common Stock. The maximum number of shares shall be subject to adjustment as provided in Article IX.

         5.03. INDIVIDUAL LIMITS. Subject to the other limitations set forth in this Plan, no individual may, in any calendar year, be granted aggregate Options covering more than 750,000 shares of Common Stock. If an Option that a Participant holds is canceled, the canceled Option shall continue to be counted against the maximum number of shares of Common Stock for which Options may be granted to the Participant in any calendar year and any replacement Options granted to such Participant in replacement of the canceled Options also shall count against such maximum limit. The maximum number of shares that may be granted in any calendar year to any individual shall be subject to adjustment as provided in Article IX.

         5.04. REALLOCATION OF SHARES. If an Option is terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to the Option or the terminated portion thereof may be reallocated to other Options to be granted under this Plan, subject to the aggregate limits described above.

                                   ARTICLE VI

                              TERMS AND CONDITIONS

                                 OF ALL OPTIONS

         6.01. GRANTS. In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such grant and whether the Option is an Incentive Stock Option or a Nonqualified Stock Option. Incentive Stock Options also must comply with the provisions of Article VII.

         6.02. OPTION PRICE. The Administrator on the date of grant shall determine the price per share for Common Stock payable upon the exercise of an Option except that the price per share for Common Stock shall not be less than the Fair Market Value of a share of Common Stock on the date of grant of the Option.

         6.03. MAXIMUM OPTION PERIOD. The Administrator on the date of grant shall determine the maximum period in which an Option may be exercised, except that no Option shall be exercisable after the expiration of 10 years from the date such Option is granted. The terms of any Option may provide that it is exercisable for a period less than such maximum period.

         6.04. NONTRANSFERABILITY.

         (a) Except as set forth in Section 6.04(b) below, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer of an Option, the Option must be transferred to the same person or persons or entity or entities. Except as set forth in Section 6.04(b) below, during the lifetime of the Participant to whom the Option is granted, only the Participant may exercise the Option. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation or liability of such Participant.

         (b) Notwithstanding Section 6.04(a) above, if the Agreement so provides, an Option that is not an Incentive Stock Option may be transferred by the Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as the Securities Exchange Commission Rule 16b-3 as in effect from time to time may permit. Any such transfer will be permitted only if (i) the Participant does not receive any consideration for the transfer and (ii) the transfer is expressly approved by the Administrator. The holder of such Option shall be bound by the same terms and conditions that govern the Option during the period the Participant held it; provided, however, that such transferee may not transfer such Option except by will or the laws of descent and distribution. Any such transfer shall be evidenced by an appropriate written document executed by the Participant, and a copy thereof shall be delivered to the Administrator on or prior to the effective date of the transfer.

         6.05. EMPLOYEE STATUS. In the event that the terms of any Option provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of employment.

         6.06. CHANGE IN CONTROL. Notwithstanding any provision of any Agreement, in the event of or in anticipation of a Change in Control, the Administrator in its discretion (i) may declare that some or all outstanding Options previously granted under the Plan shall terminate as of a date on or after an Acceleration Date or before or on the Control Change Date without any payment to the holder of the Option, provided the Administrator gives prior written notice to the Participants of such termination and gives such Participants the right to exercise their outstanding Options before such date to the extent then exercisable or (ii) may terminate on or after an Acceleration Date or before or on the Control Change Date some or all outstanding Options previously granted under the Plan in consideration of payment to the holder of the Option, with respect to each share of Common Stock to which the Option is then exercisable, of the excess of the Fair Market Value on such date of the Common Stock subject to the exercisable portion of the Option over the Option price. The payment described in (ii) above may be made in any manner the Administrator determines, including in cash, Voting Stock or other property. The Administrator in its discretion may take the actions described in (i) or (ii) above with respect to some or all outstanding Options or on an Option-by-Option basis, which actions need not be uniform with respect to all outstanding Options. The preceding sentences to the contrary notwithstanding, the Options shall not be terminated to the extent that written provision is made for their continuance, assumption or substitution by a successor employer or its parent or subsidiary in connection with the Change in Control.

         6.07. EXERCISE. The Administrator in its discretion may but need not declare that some or all outstanding Options previously granted under the Plan shall be exercisable, in whole or in part, on the earlier of (i) immediately before the time the Administrator takes either of the actions described in (i) or (ii) of Section 6.06 above or (ii) as of the Control Change Date; if the Administration makes such declaration, all such Options which became exercisable shall remain exercisable thereafter in accordance with the terms of the Plan and the applicable Agreement. The Administrator may act with respect to some or all outstanding Options or on an Option-by-Option basis, which actions need not be uniform for with respect to outstanding Options. Subject to the preceding sentences, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine and as set forth in the Agreement. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number of shares for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option.

         6.08. PERFORMANCE OBJECTIVES. The Administrator may prescribe that an Option is exercisable only to the extent that certain performance objectives are obtained. Such performance objectives may be based on one or more of the Company's or any Subsidiary's (i) gross, operating or net earnings before or after taxes, (ii) return on equity, (iii) return on capital, (iv) return on sales, (v) return on assets or net assets, (vi) earnings per share, (vii) cash flow per share, (viii) book value per share, (ix) earnings growth, (x) sales growth, (xi) volume growth, (xii) cash flow (as the Administrator may define),
(xiii) Fair Market Value of the Company or any Subsidiary or shares of Common Stock, (xiv) share price or total shareholder return, (xv) market share, (xvi) economic value added, (xvii) market value added, (xviii) productivity, (xix) level of expenses, (xx) quality, (xxi) safety, (xxii) customer satisfaction, or (xxiii) peer group comparisons of any of the aforementioned performance objectives. If the Administrator, on the grant of the Option, prescribes that the Option shall become exercisable only upon the attainment of performance objectives stated with respect to one or more of the foregoing criteria, the Option shall become exercisable only to the extent the Administrator certifies that such performance objectives have been attained.

         6.09. PAYMENT. Unless the Agreement provides otherwise, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Administrator. If the Agreement so provides, the Administrator in its discretion may permit a Participant to pay all or part of the Option price (i) by surrendering shares of Common Stock to the Company that the Participant has held for at least six months, (ii) by a cashless exercise through a broker, (iii) by delivery of the full recourse, interest-bearing promissory note of the Participant, (iv) by such other medium of payment as the Administrator, in its discretion shall authorize or (v) by any combination of the aforementioned methods of payment. If Common Stock is used to pay all or part of the Option price, the sum of the cash and cash equivalent and other payments and the Fair Market Value (determined as of the day preceding the date of exercise) of the Common Stock surrendered must not be less than the Option price of the shares for which the Option is being exercised.

         6.10. SHAREHOLDER RIGHTS. No Participant shall have any rights as a shareholder with respect to shares of Common Stock subject to an Option until the proper exercise of such Option and the issuance to the Participant of the certificates representing the shares of Common Stock for which the Option is exercised. The Company may include on any certificates representing shares of Common Stock issued pursuant to an Option such legends referring to any representations, restrictions or any other applicable statements as the Company, in its discretion, shall deem appropriate.

         6.11. FORFEITURE PROVISIONS. Notwithstanding any other provisions of the Plan or any Agreement, all rights to any Common Stock that a Participant has regarding Options will be immediately discontinued and forfeited, and the Company shall not have any further obligation hereunder to the Participant with respect to any Option and the Option will not be exercisable for any number of shares of Common Stock (whether or not previously exercisable), on and after the Participant is discharged from employment with the Company or any Subsidiary for Cause.

         6.12. OTHER CONDITIONS. The Administrator, in its discretion, may, as a condition to the grant of an Option, require the Participant on or before the date of grant of the Option to enter into (i) a covenant not to compete (including a confidentiality, non-solicitation or other similar agreement) with the Company or any Subsidiary, which shall become effective on the date of termination of employment of a Participant with the Company or any Subsidiary or another date and contain such terms and conditions as the Administrator shall otherwise specify, and (ii) an agreement to cancel any employment agreement, fringe benefit or compensation arrangement in effect between the Company or any Subsidiary and such Participant. If the Participant shall fail to enter into any such agreement or agreements at the Administrator's request, then no Option shall be granted to the Participant and the number of shares of Common Stock that would have been subject to such Option shall be added to the remaining shares of Common Stock available under the Plan.

         6.13. RELOAD OPTION. The Administrator, in its discretion, may accompany the grant of an Option with a reload Option, which shall represent an additional Option to acquire the same number of shares of Common Stock as used by the Participant to pay for the original Option. The reload Option shall be subject to all of the same terms and conditions as the original Option except that (i) the purchase price for the shares of Common Stock subject to the reload Option will be the same Fair Market Value of the shares of Common Stock that the Participant used to pay for the original Option and (ii) such reload Option shall conform to all the provisions of the Plan at the time the original Option is exercised.

                                   ARTICLE VII

                       ADDITIONAL TERMS AND CONDITIONS OF
                             INCENTIVE STOCK OPTIONS

         7.01. EMPLOYEE STATUS. Notwithstanding any other provision of the Plan or any Agreement, the Administrator may only grant an Incentive Stock Option to an Employee of the Company or any Subsidiary.

         7.02. EXERCISE PRICE. Notwithstanding any other provision contained in the Plan or any Agreement, no Employee may receive an Incentive Stock Option under the Plan, unless the Option price for such Incentive Stock Option is at least 100 percent of the Fair Market Value on the date of grant of the Common Stock subject to such Incentive Stock Option.

         7.03. AGGREGATE EXERCISE LIMITS. The Administrator may not grant an Incentive Stock Option to the extent the aggregate Fair Market Value, determined at the time the Administrator grants the Incentive Stock Option, of shares of Common Stock with respect to which a Participant may exercise Incentive Stock Options for the first time during any calendar year under this Plan and any other plan of the Company (or any plan of any parent or Subsidiary of the Company) exceeds $100,000. If the limitation is exceeded, the Incentive Stock Options that cause the limitation to be exceeded shall be treated as Nonqualified Stock Options.

         7.04. RESTRICTIONS ON TEN-PERCENT SHAREHOLDERS. No Employee may receive an Incentive Stock Option under the Plan if such Employee, at the time of grant, is a Ten Percent Shareholder, unless the option price for such Incentive Stock Option is at least 110 percent of the Fair Market Value on the date of grant of the Common Stock subject to such Incentive Stock Option and such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

         7.05. VALIDITY OF OPTIONS. Incentive Stock Options that do not comply with this Article VII shall be treated as Nonqualified Stock Options.

         7.06. NOTIFICATION UPON SALE. Participant shall give written notice to the Company if the Participant sells or otherwise disposes of any shares of Common Stock acquired under an Incentive Stock Option before the expiration of the later of the two-year period beginning on the date of grant of the Incentive Stock Option or the one-year period beginning on the date that the Participant exercises the Incentive Stock Option with respect to such shares of Common Stock.

         7.07 NO LIABILITY OF COMPANY. The Company shall not be liable to any Participant or any other person if the Internal Revenue Service or any court having jurisdiction over such matter determines for any reason that any Option intended to be an Incentive Stock Option and granted hereunder does not qualify as an Incentive Stock Option.

                                  ARTICLE VIII

                             LIMITATION ON BENEFITS

         Despite any other provisions of this Plan to the contrary, if the receipt of any payments under this Plan would subject a Participant to tax under Code Section 4999, the Administrator may determine whether some amount of payments would meet the definition of a "Reduced Amount." If the Administrator determines that there is a Reduced Amount, the total payments to the Participant hereunder must be reduced to such Reduced Amount, but not below zero. If the Administrator determines that the benefits and payments must be reduced to the Reduced Amount, the Company must promptly notify the Participant of that determination, with a copy of the detailed calculations by the Administrator. All determinations of the Administrator under this Article VIII are binding upon the Company and the Participant. It is the intention of the Company and the Participant to reduce the payments under this Plan only if the aggregate Net After Tax Receipts to the Participant would thereby be increased. If as result of the uncertainty in the application of Code Section 4999 at the time of the initial determination by the Administrator under this Article VIII, however, it is possible that amounts will have been paid under the Plan to or for the benefit of a Participant which should not have been so paid ("Overpayment") or that additional amounts which will not have been paid under the Plan to or for the benefit of a Participant could have been so paid ("Underpayment") - in each case, consistent with the calculation of the Reduced Amount. If the Administrator, based either upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant which the Administrator believes has a high probability of success or controlling precedent or other substantial authority, determines that an Overpayment has been made, any such Overpayment must be treated for all purposes as a loan which the Participant must repay to the Company together with interest at the applicable federal rate under Code
Section 7872(f)(2); provided, however, that no such loan may be deemed to have been made and no amount shall be payable by Participant to the Company if and to the extent such deemed loan and payment would not either reduce the amount on which the Participant is subject to tax under Code Section 1, 3101 or 4999 or generate a refund of such taxes. If the Administrator, based upon controlling precedent or other substantial authority, determines that an Underpayment has occurred, the Administrator must promptly notify the Company of the amount of the Underpayment, which then shall be paid to the Participant. For purposes of this section, (i) "Net After Tax Receipt" means the Present Value of a payment under this Plan net of all taxes imposed on Participant with respect thereto under Code Sections 1, 3101 and 4999, determined by applying the highest marginal rate under Code section 1 which applied to the Participant's taxable income for the immediately preceding taxable year; (ii) "Present Value" means the value determined in accordance with Code Section 280G(d)(4); and (iii) "Reduced Amount" means the smallest aggregate amount of all payments under this Plan which (a) is less than the sum of all payments under this Plan and (b) results in aggregate Net After Tax Receipts which are equal to or greater than the Net After Tax Receipts which would result if the aggregate payments under this Plan were any other amount less than the sum of all payments to be made under this Plan.

                                   ARTICLE IX

                     ADJUSTMENT UPON CHANGE IN COMMON STOCK

         The maximum number of shares as to which Options may be granted under this Plan, the terms of outstanding Options, the per individual limitations on the number of shares for which Options may be granted and any other limitations in this Plan shall be adjusted as the Administrator shall determine to be equitably required in the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or
(ii) engages in a transaction to which Section 424 of the Code applies or (b) there occurs any other event which, in the judgment of the Administrator, necessitates such action. In addition, the Administrator may make such other adjustments to the terms of an outstanding Option to the extent equitable and necessary to prevent an enlargement or dilution of the Participant's rights thereunder as a result of any similar transaction. Any determination the Administrator makes under this Article IX shall be final and conclusive. The issuance by the Company of either shares of stock of any class or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options may be granted, the per individual limitations on the number of shares for which Options may be granted, any other limitations in this Plan or the terms of outstanding Options. The Administrator may grant Options in substitution for performance shares, stock awards, stock options, stock appreciation rights, phantom shares, or similar awards held by an individual who becomes an Employee, contractor, agent or other service provider of the Company in connection with a transaction described in the first paragraph of this Article IX. Notwithstanding any provision of the Plan (other than the limitations of Section 5.02), the terms of such substituted Option shall be as the Administrator, in its discretion, determines is appropriate.

                                    ARTICLE X

                             COMPLIANCE WITH LAW AND
                          APPROVAL OF REGULATORY BODIES

         10.01. COMPLIANCE. No Option shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement with any stock exchange to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate for shares issued to evidence Common Stock for which an Option is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Option shall be exercisable, no Common Stock shall be issued, no certificate for shares of Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

         10.02. POSTPONEMENT OF EXERCISE. The Administrator may postpone any exercise of an Option for such time as the Administrator in its sole discretion may deem necessary in order to permit the Company (i) to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable upon the exercise of any Option under the securities laws, (ii) to permit any action to be taken in order to (A) list such shares of Common Stock on a stock exchange if shares of Common Stock are then listed on such exchange or (B) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock, including any rules or regulations of any stock exchange on which the shares of Common Stock are listed, or (iii) to determine that such shares of Common Stock in the Plan are exempt from such registration or that no action of the kind referred to in (ii)(B) above needs to be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Agreement or any provision of the Plan to recognize the exercise of an Option or to sell or issue shares of Common Stock in violation of the securities laws or the laws of any government having jurisdiction thereof. Any such postponement shall not extend the term of the Option and neither the Company nor its directors and officers shall have any obligation or liability to any Participant or to any other person with respect to shares of Common Stock as to which the Option shall lapse because of such postponement.

                                   ARTICLE XI

                               GENERAL PROVISIONS

         11.01. EFFECT ON EMPLOYMENT AND SERVICE. Neither the adoption of this Plan, its operation, nor any Agreement or other documents describing or referring to this Plan shall confer upon any individual any right to continue in the employ or service of the Company or any Subsidiary or in any way affect the right and power of the Company or any Subsidiary to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

         11.02. UNFUNDED PLAN. The Plan, insofar as it provides for grants of Options, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

         11.03. TAX WITHHOLDING. Unless an Agreement provides otherwise, each Participant shall be responsible for satisfying in cash or cash equivalent acceptable to the Administrator any income and employment tax withholding obligations attributable to participation in the Plan and the exercise of Options granted thereunder. In accordance with procedures that the Administrator establishes, the Administrator may permit a Participant to pay such amounts (i) by surrendering shares of Common Stock that the Participant has held for at least six months, (ii) by a cashless exercise through a broker, (iii) by delivery of the full recourse, interest-bearing promissory note of the Participant, (iv) by such other medium of payment as the Administrator, in its discretion, shall authorize, or (v) by any combination of the aforementioned methods of payment.

         11.04. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. Additionally, the Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorizations needed in order to issue and to sell such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. However, the inability of the Company to obtain from any such regulatory agency the requisite authorizations the Company's counsel deems to be necessary for the lawful issuance and sale of any shares of Common Stock hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any shares of Common Stock hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or to sell such shares of Common Stock as to which such requisite authority shall not have been obtained.

         11.05. GOVERNING LAW. This Plan and all Options granted hereunder shall be governed by the laws of the State of Delaware, except to the extent federal law applies.

         11.06 OTHER ACTIONS. Nothing in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including, by way of illustration and not by way of limitation, the right to grant options for proper corporate purposes otherwise than under the Plan to any employee or to any other person, firm, corporation, association or other entity, or to grant options to, or assume options of any person in connection with, the acquisition, purchase, lease, merger, consolidation, reorganization or otherwise, of all or any part of the business and assets of any person, firm, corporation, association or other entity.

                                   ARTICLE XII

                                    AMENDMENT

         The Board may amend this Plan from time to time or terminate the Plan; provided, however, that no amendment may become effective until shareholder approval is obtained if (i) the amendment increases the aggregate number of shares of Common Stock that may be issued pursuant to Options under the Plan or
(ii) the amendment changes the class of individuals eligible to become Participants. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any outstanding Option at the time such amendment is made.

                                  ARTICLE XIII

                                DURATION OF PLAN

         No Option may be granted under this Plan 10 years after the Board adopts the Plan. Options granted before that date shall remain valid in accordance with their terms.

                                   ARTICLE XIV

                             EFFECTIVE DATE OF PLAN

         Options may be granted under this Plan upon its adoption by the Board, provided that no Option shall be effective or exercisable unless the Company's shareholders approve this Plan within 12 months of the Board's adoption of this Plan.

                                   ARTICLE XV

                              RULES OF CONSTRUCTION

         Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

                                      EARTHLINK, INC.

                                      BY:
                                         _______________________________________

                                      TITLE:
                                             ___________________________________

                                 EARTHLINK, INC.
                                STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

1.       PURPOSE

         The purpose of the Stock Option Plan for Non-Employee Directors (the "Plan") of EarthLink, Inc., a Delaware corporation (the "Company"), is to promote the long-term interests of the Company by attracting and retaining qualified and experienced persons for service as non-employee directors of the Company by providing an additional incentive for such non-employee directors to work for the success and growth of the Company through ownership of the Company's common stock.

2.       DEFINITIONS

         When used herein, the following terms shall have the meanings set forth below:

         2.1 "Affiliate" means the same as set forth in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

         2.2 "Board" means the Board of Directors of the Company.

         2.3 "Change in Control" means the occurrence of any of the following:
(i)(a) the Company consolidates with, or merges with or into, another Person,
(b) there is a merger, reorganization, consolidation, share exchange or other transaction involving the Voting Stock of the Company, (c) the Company sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of the assets of the Company to any Person, (d) any Person consolidates with, or merges with or into, the Company, or (e) any similar event where with respect to each of the events described in (a) through (e) the outstanding Voting Stock of the Company is converted into or exchanged for cash, securities or other property, except that none of the foregoing events will constitute a Change in Control where the outstanding Voting Stock of the Company is converted into or exchanged for Voting Stock of the surviving or transferee Person and the beneficial owners of the Voting Stock of the Company immediately before such event own, directly or indirectly, Voting Stock representing more than 50 percent of the Voting Stock of the surviving or transferee Person immediately after such event, or (ii) any transaction that results in any Person, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, beneficially owning Voting Stock of the Company representing, directly or indirectly, more than 50 percent of the Voting Stock of the Company, or (iii) the approval by the holders of the Voting Stock of the Company of any plan or proposal for liquidation or dissolution of the Company, or (iv) the consummation of any other transaction that a majority of the Board, in its sole and absolute discretion, determines constitutes a Change in Control for purposes of this Plan.

         2.4 "Code" means the Internal Revenue Code of 1986, as amended.

         2.5 "Company" means EarthLink, Inc., a Delaware corporation.

         2.6 "Disability" means a mental or physical condition that, in the opinion of the Company, renders the director unable or incompetent to serve as a director, which condition in the opinion of the physician that the Company employs is expected to be permanent or to last for an indefinite duration or a duration in excess of six months.

         2.7 "Fair Market Value" means, with respect to the Company's Shares, the closing price of the Shares on the date on which the value is to be determined, as reported on the stock exchange on which such Shares are traded, or such other source of quotations for or reports of trading activity in Shares as the Board from time to time may select, or if the Shares are not traded on such exchange on such date, then on the next preceding day that the Shares were traded on such exchange, or as reported by such other source as the Board from time to time may select. If at the time of the determination of Fair Market Value the Shares are not actively traded on any such stock exchange, Fair Market Value means the fair market value of a Share as the Board determines taking into account such facts and circumstance as the Board deems material to the value of the Shares. The Fair Market Value that the Board determines shall be final, binding and conclusive on the Company and each Non-Employee Director.

         2.8 "Non-Employee Director" means a director of the Company who is not an officer or employee of the Company or any of its subsidiaries or Affiliates and who was not elected or appointed to the Board pursuant to voting rights or other similar authority granted to the holders of any preferred stock or similar equity securities of the Company, which voting rights or similar authority are exclusive of any voting rights or other similar authority granted to any class or classes of any common stock of the Company that generally has the voting power under ordinary circumstances to elect at least a majority of the Board. A "Non-Employee Director" includes any director of the Company who serves as a consultant to the Company.

         2.9 "Non-Qualified Stock Option" means an Option not entitled to special tax treatment under Section 422 of the Code.

         2.10 "Option" means a stock option that entitles the holder to purchase from the Company a stated number of Shares at the price set forth in the agreement that specifies the terms and conditions of the Option.

         2.11 "Optionee" means a Non-Employee Director to whom an Option is granted.

         2.12 "Person" means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or any other entity of any kind.

         2.13 "Plan" means the EarthLink, Inc. Stock Option Plan for Non-Employee Directors contained herein, and as it may be amended from time to time.

         2.14 "Shares" means the shares of the Company's common stock, $.01 par value per share.

         2.15 "Voting Stock" means with respect to any specified Person any class or classes of stock of the specified Person pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the Board of Directors, managers or trustees of the specified Person.

3.       ADMINISTRATION OF THE PLAN

         The Board shall administer the Plan. The Board shall have the sole responsibility for construing and interpreting the Plan, for establishing and amending such rules and regulations as it deems necessary or desirable for the proper administration of the Plan, and for resolving all questions arising under the Plan.

         Any decision or action the Board takes arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations shall, to the extent permitted by law, be within its absolute discretion, except as otherwise specifically provided herein, and shall be conclusive and binding upon the Company, all Optionees and any other person, whether that person is claiming under or through any Optionee or otherwise.

4.       ELIGIBILITY

         All Non-Employee Directors of the Company shall be eligible to participate in the Plan during the time they serve as Non-Employee Directors. A Non-Employee Director's right to participate in the Plan shall automatically terminate on and after the time he is no longer a Non-Employee Director.

5.       SHARES SUBJECT TO THE PLAN

         An aggregate of 350,000 Shares (subject to adjustment in accordance with Section 12 below) shall be reserved for issuance in connection with Options granted under the Plan. The Shares so issued may be either authorized but unissued Shares of the Company or Shares that have been or may be reacquired by the Company, including treasury shares. Any Shares subject to issuance upon exercise of Options but that are not issued because of a surrender, lapse, expiration or termination of any such Option, shall once again be reserved and available for issuance under the Plan.

6.       GRANTING OF OPTIONS

         6.1 All grants of Options under the Plan shall be automatic and non-discretionary, and subject to the terms and conditions provided in this Plan. All Options granted under the Plan shall be Non-Qualified Stock Options.

         6.2 Subject to the provisions of the Plan, each Non-Employee Director who was in office on March 8, 2000 shall on adoption of this Plan be granted an Option to purchase 15,000 Shares. Each Non-Employee Director who is elected or appointed to the Board after March 8, 2000 shall be granted an Option to purchase 35,000 Shares on the date such director takes office.

         6.3 Subject to the provisions of the Plan, each Non-Employee Director who was in office on March 8, 2000 shall, as of the first business day of each fiscal year of the Company beginning after the effective date of the Plan, be granted an Option to purchase an additional 15,000 Shares. Each Non-Employee Director who is elected or appointed to the Board after March 8, 2000 shall not be granted any Option to purchase any further Shares pursuant to this Plan other than the Options set forth in Section 6.2 above. If at any time there is not sufficient Shares reserved under the Plan for grants of Options, the Options to be granted each Non-Employee Director under the Plan at such time shall be proportionately adjusted.

         6.4 The purchase price of each Share that may be purchased upon exercise of an Option shall be the Fair Market Value of the Share on the date the Option is granted. Options awarded pursuant to this Section 6 shall be subject to such additional terms and conditions as are set forth in the written agreement covering the Option.

         6.5 Except as set forth in Sections 7.2 or 11, Options granted under the Plan shall become exercisable with respect to one-third of the Shares subject to the Option on each annual anniversary of the date of grant, provided the Non-Employee Director is still serving as a Non-Employee Director at such time, until the Option becomes exercisable with respect to all of the Shares subject to the Option, provided the Option does not expire by its terms before such time.

7.       TERMINATION OF DIRECTORSHIP

         7.1 The Option of any Optionee whose status as a director of the Company shall terminate because of death or Disability may be exercised, to the extent exercisable on the date of death or Disability, at any time within one year after the date of such termination or prior to the date on which the Option expires by its terms, whichever is earlier. Any such exercise shall be made (i) in the case of the death of the Optionee, by the executor or administrator of the estate of the deceased Optionee or the person or persons to whom the deceased Optionee's rights under the Option shall pass by will or by the laws of descent and distribution, and (ii) in the case of the Disability of the Optionee, by the Optionee or by the Optionee's guardian or legal representative.

         7.2 The Board in its discretion may declare that an Option of an Optionee whose status as a director terminates because of removal from the Board on or within one year after a Change in Control shall become fully exercisable with respect to all Shares covered thereby and not previously purchased upon exercise of the Option, and shall remain fully exercisable until three months after the date of such termination or prior to the date the Option expires by its terms, whichever is earlier. If the Board does not make any such declaration before the Optionee's status as a director terminates because of removal from the Board on or within one year after a Change in Control, then the Option of any Optionee whose status as a director so terminates may be exercised, to the extent exercisable on the date of such termination, within three months after the date of termination or prior to the date on which the Option expires by its terms, whichever is earlier.

         7.3 The Option of any Optionee whose status as a director shall terminate for any reason other than as specified in Sections 7.1 and 7.2 may be exercised, to the extent exercisable on the date of such termination, within three months after the date of such termination or prior to the date on which the Option expires by its terms, whichever is earlier.

8.       NON-TRANSFERABILITY OF OPTIONS

         Each Option granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and shall be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative. Notwithstanding the preceding sentence, an Optionee, at any time prior to his death, may assign all or any portion of an Option granted to him to (i) his spouse or lineal descendants, (ii) the trustee of a trust established for the primary benefit of his spouse or lineal descendants, or (iii) a partnership of which his spouse and lineal descendants are the only partners. In such event, the spouse, lineal descendants, trust, or partnership will be entitled to all the rights of the Optionee with the respect to the assigned portion of such Option (except that such transferee may not transfer the Option other than by will or by the laws of descent and distribution), and such portion of the Option will continue to be subject to all of the terms, conditions and restrictions applicable to the Option as set forth herein immediately prior to the effective date of the assignment. Any such assignment will be permitted only if (i) the Optionee does not receive any consideration therefor, and (ii) the assignment is expressly approved by the Board. Any such assignment shall be evidenced by an appropriate written document executed by the Optionee and a copy thereof shall be delivered to the Board on or prior to the effective date of the assignment.

9. TERMS OF OPTIONS

         Options shall expire 10 years from the date of the granting thereof, but shall be subject to earlier termination as provided in Section 7. Options shall be evidenced by written agreements containing terms and conditions consistent with the provisions of the Plan. Each agreement shall comply with and shall be subject to the terms and conditions of the Plan and shall constitute evidence, by the Non-Employee Director's signature thereon, that it is the intent of the Non-

Employee Director to continue to serve as a director of the Company for the remainder of his term during which the Option was granted. It shall be a condition to the exercise of an Option that the Optionee represent to the Company at the time of exercise that the Shares are being acquired for investment and not with a view to the distribution thereof and that the Optionee agrees that the Shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall receive an opinion of counsel that such disposition is exempt from registration under the applicable securities laws. The Company may include on certificates representing Shares issued pursuant to any Option such legends referring to the foregoing representations or restrictions or any other applicable restrictions as the Company, in its discretion, shall deem appropriate.

10.      EXERCISE OF OPTIONS

         An Optionee may exercise an Option by delivery of a written notice, specifying the number of Shares with respect to which the Option is being exercised, accompanied by payment in full of the purchase price of any Shares to be purchased (in the form of a cashier's or certified check). The Option shall not be deemed exercised and no Shares shall be issued upon exercise of an Option until full payment has been made therefor. Notwithstanding the foregoing sentences, the Board, in its discretion, may permit an Optionee to pay the purchase price of the Shares to be purchased (i) in Shares that the Optionee has owned for at least six months prior to the date of exercise valued at their Fair Market Value on the day preceding the date of exercise equal to the exercise price of the Option, (ii) in a cashless exercise through a broker, or (iii) by any combination of the aforementioned methods of payment. Shares issued upon exercise of an Option shall be issued only in the name of the Optionee. All notices shall be delivered to the Secretary of the Company and shall become effective when received.

11.      CHANGE IN CONTROL.

         Outstanding Options previously granted under the Plan shall be exercisable in whole or in part, with respect to the additional number of Shares to which the Option is not at that time exercisable as if the Optionee had remained on the Board for an additional 18 months from the date of the Change in Control (it being deemed that the Non-Employee Director had an additional 18 months on the Board for purposes of determining the extent of the exercisability of such outstanding Options), on the earlier of (i) immediately before the consummation of the Change in Control or (ii) immediately before the Board takes any of the actions described in the next sentence provided the Non-Employee Director to whom the Option was granted is still serving as a Non-Employee Director at such time, and such Options shall remain exercisable to such extent thereafter in accordance with the terms of such Options, notwithstanding any provisions in the Options to the contrary regarding exercisability. Notwithstanding any provision of any agreement covering the Option to the contrary, in the event of or in anticipation of a Change in Control, the Board in its discretion (i) may declare that some or all outstanding Options previously granted under the Plan shall terminate as of a date on or before the Change in Control without any payment to the holder of the Option, provided the Board gives prior written notice to the holders of the Options and gives them the right to exercise their outstanding Options before such date to the extent they are exercisable and/or (ii) may terminate some or all outstanding Options on the consummation of the Change in Control in consideration of payment to the holder of each such Option, with respect to each Share to which the Option is then exercisable, of the excess of the Fair Market Value on such date of the Shares subject to the Option over the Option price. The Board may take such actions with respect to some or all outstanding Options or on an Option-by-Option basis, which actions need not be uniform for all outstanding Options. Such payment in (ii) above may be made in any manner the Board determines, including in cash, Voting Stock or other property. However, such Options shall not be terminated to the extent that written provision is made for their continuance, assumption or substitution by a successor employer or its parent or subsidiary in connection with the Change in Control.

12.      LISTING AND REGISTRATION OF SHARES; CONTRACTS

         Each Option shall be subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the Shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issuance or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. Each Option shall also be subject to the condition that the Company shall not be obligated to issue or transfer its Shares to the Optionee thereof on its exercise, if the Board determines that such issuance or transfer would violate any covenant in any loan agreement or other contract to which the Company is a party. The Company may include on certificates representing Shares issued pursuant to an Option such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

13.      ADJUSTMENT FOR CHANGES IN CAPITALIZATION

         Any increase in the number of outstanding Shares of the Company occurring through stock splits or stock dividends after the adoption of the Plan shall be reflected proportionately in an increase in the aggregate number of Shares then available for the grant of Options under the Plan, or becoming available through the termination, surrender or lapse of Options previously granted but unexercised, and in the number of Shares subject to Options then outstanding. Any fractional shares resulting from such adjustments shall be eliminated. If changes in capitalization other than those considered above shall occur, the Board shall make such adjustment in the number and class of Shares as to which Options may thereafter be granted, and in the number and class of Shares remaining subject to Options then outstanding, as the Board in its discretion may consider appropriate, and all such adjustments shall be conclusion upon all persons.

14.      TAXES

         Each Optionee shall be responsible for satisfying any income and tax withholding obligations attributable to participation in the Plan and the exercise of any Options. The Board may permit an Optionee to satisfy any such amounts (i) in Shares that the Optionee has owned for at least six months prior to the date of exercise valued at their Fair Market Value on the day preceding the date of exercise, (ii) in a cashless exercise through a broker or (iii) by any combination of the aforementioned methods of payment.

15.      LIMITATION OF RIGHTS

         15.1 Neither the Plan, nor the granting of an Option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time, or at any particular rate of compensation.

         15.2 An Optionee shall have no rights as a stockholder with respect to the Shares covered by Options until the date of the issuance of a stock certificate upon exercise thereof, and no provision will be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

16.      OTHER ACTIONS

         Nothing in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including, by way of illustration and not by way of limitation, the right to grant Options for proper corporate purposes otherwise than under the Plan to any employee or any other person, firm, corporation, association or other entity, or to grant Options to, or assume Options of, any person in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of all or any part of the business and assets of any person, firm, corporation, association or other entity.

17.      EFFECTIVE DATE OF THE PLAN

         The Plan shall become effective on _____________, subject to approval by the Company's stockholders at the __________ Annual Meeting of Stockholders or any adjournment thereof or at a Special Meeting of Stockholders. Options granted hereunder shall not be exercisable prior to such stockholder approval. Unless earlier terminated by the Board, the Plan shall terminate on _____________. No Option shall be granted under the Plan after such date.

18.      TERMINATION AND AMENDMENT OF THE PLAN

         The Board, without further action on the part of the Company's stockholders, may at any time terminate, suspend or modify the Plan to the extent permitted by law, regulation or stock exchange requirements. The Plan will automatically terminate on and after the time there is no longer any Shares available for issuance pursuant to Options granted under the Plan. No termination or amendment of the Plan, or amendment of any Option, shall adversely affect any right acquired by any Optionee under an Option granted before the date of such termination or amendment, unless such Optionee shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization as provided in Section 12 above does not adversely affect any such right.

19.      GOVERNING LAW

         The Plan shall be construed and administered under the laws of the State of Delaware.

         IN WITNESS WHEREOF, the Plan has been executed on behalf of the Company on this 8th day of April, 2000.

                                    EARTHLINK, INC.

                                    By:
                                        ________________________________________
                                    Title:
                                          ______________________________________

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                              EARTHLINK, INC.

    The undersigned stockholder(s) of EarthLink, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the Company's 2000 Annual Meeting, and hereby appoints Charles G. Betty and Michael S. McQuary, or either of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2000 Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. Eastern Standard Time on Thursday, June 1, 2000 at GCATT, 250 14th Street, Atlanta, Georgia 30309 and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side of this proxy card.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                 Please Detach and Mail in the Envelope Provided


A /X/ Please mark your vote as in this example.


1. Proposal to approve and adopt the Stock Incentive Plan and reserve 20 million shares under such Plan

                       FOR     AGAINST    ABSTAIN
                       / /       / /        / /

2. Proposal to approve and adopt the Stock Option Plan for Non-Employee Directors and reserve 350,000 shares under such Plan.

                       FOR     AGAINST    ABSTAIN
                       / /       / /        / /

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

The proxies are authorized to vote, in their discretion, upon such other matter or matters that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, IT WILL BE VOTED FOR PROPOSALS (1) AND (2) AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY.

Signature:__________________________________

Signature (if held jointly)__________________________________ Dated:_____, 2000
                           TITLE OR AUTHORITY (IF APPLICABLE)

NOTE: Please sign exactly as name appears hereon. If shares are registered in more than one name, the signature of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his or her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by an authorized person.